                                                             File No. 33-63731

                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 1

                                 TO FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON
                                 FORM N-8B-2

A. Exact name of trust: ICMG Registered Variable Life Separate Account One

B. Name of depositor: ITT Hartford Life and Annuity Insurance Company

C. Complete address of depositor's principal executive offices:

   P.O. Box 2999
   Hartford, CT  06104-2999

D. Name and complete address of agent for service:


   Margaret E. Hankard, Esq.
   Hartford Life Insurance Companies
   P.O. Box 2999
   Hartford, 06104-2999


   It is proposed that this filing will become effective:


   _____ immediately upon filing pursuant to paragraph (b) of Rule 485
   __X__ on May 1, 1997 pursuant to paragraph (b) of Rule 485
   _____ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
   _____ on May 1, 1997 pursuant to paragraph (a)(1) of Rule 485
   _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



E. Title and amount of securities being registered: Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities. The Rule 24f-2 Notice for the Registrant's most recent fiscal year was filed on or about February 28, 1997.


F. Proposed maximum aggregate offering price to the public of the securities being registered: Not yet determined.


G. Amount of filing fee: Not applicable.


H. Approximate date of proposed public offering: As soon as practicable after the effective date of this registration statement.

                        RECONCILIATION AND TIE BETWEEN
                         FORM N-8B-2 AND PROSPECTUS

Item No. of
Form N-8B-2     CAPTION IN PROSPECTUS
-----------     ----------------------------------------------------------------

     1.         Cover page

     2.         Cover page

     3.         Not applicable

     4.         The Company; Distribution of the Policies

     5.         Summary - The Separate Account

     6.         The Separate Account

     7.         Not required by Form S-6

     8.         Not required by Form S-6

     9.         Legal Proceedings

    10. Summary; The Funds; Detailed Description of Certificate Benefits and Provisions; Other Matters - Voting Rights, Dividends

    11.         Summary; The Funds

    12.         Summary; The Funds

    13.         Deductions and Charges from the Investment Value;
                Distribution of the Policies; Federal Tax Considerations

    14. Detailed Description of Certificate Benefits and Provisions - Enrollment for a Certificate

    15. Detailed Description of Certificate Benefits and Provisions - Allocation of Premium Payments.

    16. The Funds; Detailed Description of Certificate Benefits and Provisions -Allocation of Premium Payments.

Item No. of
Form N-8B-2     CAPTION IN PROSPECTUS
-----------     ----------------------------------------------------------------

    17. Summary; Detailed Description of Certificate Benefits and Provisions - Value under the Certificate and Surrender of the Certificate, The Right to Examine the Certificate.

    18. The Funds; Detailed Description of Certificate Benefits and Provisions -Deduction and Charges from the Investment Value; Federal Tax Considerations.

    19.         Other Matters - Statements to Owners

    20.         Not applicable

    21.         Detailed Description of Certificate Benefits and  Provisions
                - Loans

    22.         Not applicable

    23.         Safekeeping of the Separate Account's Assets

    24.         Other Matters - Assignment

    25.         The Company

    26.         Not applicable

    27.         The Company

    28.         The Company; Executive Officers and Directors

    29.         The Company

    30.         Not applicable

    31.         Not applicable

    32.         Not applicable

    33.         Not applicable

Item No. of
Form N-8B-2     CAPTION IN PROSPECTUS
-----------     ----------------------------------------------------------------

    34.         Not applicable

    35.         Distribution of the Policies

    36.         Not required by Form S-6

    37.         Not applicable

    38.         Distribution of the Policies

    39.         The Company; Distribution of the Policies

    40.         Not applicable

    41.         The Company; Distribution of the Policies

    42.         Not applicable

    43.         Not applicable

    44. Detailed Description of Certificate Benefits and Provision - Allocation of Premium Payments

    45.         Not applicable

    46. Detailed Description of Certificate Benefits and Provision - Values under the Certificate

    47.         The Funds

    48.         Cover page; The Company

    49.         Not applicable

    50.         The Separate Account

    51. Summary; The Company; Detailed Description of Certificate Benefits and Provisions.

    52.         The Funds - General

    53.         Federal Tax Considerations

Item No. of
Form N-8B-2     CAPTION IN PROSPECTUS
-----------     ----------------------------------------------------------------

    54.         Not applicable

    55.         Not applicable

    56.         Not required by Form S-6

    57.         Not required by Form S-6

    58.         Not required by Form S-6

    59.         Not required by Form S-6

                                  ENDEAVOUR I
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                GROUP POLICIES
                    ITT HARTFORD LIFE AND ANNUITY INSURANCE
                                    COMPANY
                                 P.O. BOX 2999
                       HARTFORD, CONNECTICUT 06104-2999
   [LOGO]                  TELEPHONE: 1-800-861-1408

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


This Prospectus describes a group flexible premium variable life insurance policy (the "Group Policies", and each individually a "Group Policy") and certificates of insurance (the "Certificates," and each individually a "Certificate") offered by ITT Hartford Life and Annuity Insurance Company ("Hartford"). (On January 1, 1998, Hartford's name will change to Hartford Life and Annuity Insurance Company). The Certificates are designed to provide lifetime insurance coverage to the Insured(s) named in the Certificates, and maximum flexibility in connection with premium payments and Death Benefits, together with an opportunity to participate in the investment experience of ICMG Registered Variable Life Separate Account One. For a given amount of Death Benefit chosen, the Owner has considerable flexibility in selecting the timing and amount of premium payments. In addition to the Initial Premium payment, additional premium payments are also allowed.


Group Policies may be issued to a Participating Employer or to a trust that is adopted by a Participating Employer. Eligible employees of Participating Employers may own Certificates issued under their respective Participating Employer's Group Policy. Unless the Certificate provides otherwise, the persons covered under the Group Policy (the "Owners") possess all rights and interests under the Group Policy. The Owners are provided with the Certificates, which describe each Owner's rights, benefits, and options under the Group Policy. The Owner of a Certificate is the Insured unless another owner has been named in the enrollment form for the Certificate.

Sales agents can provide prospective purchasers with individualized sales illustrations which reflect all the fees and charges associated with the Certificate options selected.

The Certificates provide for a Death Benefit, pursuant to which Death Proceeds are payable at the Insured's death. You may select one of two death benefit options. Death Benefit option A is an amount equal to the larger of (1) the Face Amount and (2) the Variable Insurance Amount. Death Benefit option B is an amount equal to the larger of (1) the Face Amount plus the Cash Value and (2) the Variable Insurance Amount. The Death Proceeds payable to the Beneficiary equal the Death Benefit less any Debt outstanding under the Certificate plus any rider benefits payable.

The Investment Value of a Certificate will also vary up or down to reflect the investment experience of the Investment Divisions to which Net Premiums have been allocated. The Owner bears the investment risk for all amounts so allocated.


Depending upon the state of issuance of the Certificate and the applicable provisions of the Certificate, Your initial Net Premium will, when Your Certificate is issued, either be (i) invested in the HVA Money Market Investment Division during the right to examine period or (ii) invested immediately in Your chosen Investment Divisions, upon Our receipt thereof. If Your initial Net Premium is invested immediately in Your chosen Investment Divisions, You will bear full investment risk for any amounts allocated to the Investment Divisions during the 10 day right to examine period. Please note that this automatic immediate investment feature only applies if Your Certificate so specifies. Please check with Your agent to determine the status of Your Certificate. You must fill out and send Us the appropriate form or comply with other designated Hartford procedures if You would like to change how subsequent Net Premiums are allocated.



The Portfolios underlying the Investment Divisions presently are: the Hartford Bond Portfolio, Hartford Capital Appreciation Portfolio and HVA Money Market Portfolio of the Hartford Funds; the Neuberger & Berman Advisers Management Trust ("AMT") Partners Portfolio, Balanced Portfolio and Limited Maturity Bond Portfolio; the VIP Equity Income Portfolio, the VIP High Income Portfolio and the VIP Overseas Portfolio of Fidelity Variable Insurance Products Fund; the VIP II Asset Manager Portfolio of the Fidelity Variable Insurance Products Fund II; and the Alger American Small Capitalization Portfolio and the Alger American Growth Portfolio of The Alger American Fund.


--------------------------------------------------------------------------------

IT MAY NOT BE ADVANTAGEOUS TO PURCHASE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE OR IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY.
--------------------------------------------------------------------------------

THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE APPLICABLE ELIGIBLE FUNDS WHICH CONTAIN A FULL DESCRIPTION OF THOSE FUNDS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
 AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
   ACCURACY OR ADEQUACY   OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THE DATE OF THIS PROSPECTUS IS MAY 1, 1997.

2                                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS


                                                                         PAGE
                                                                         ----
 SPECIAL TERMS.........................................................    4
 SUMMARY...............................................................    6
 THE COMPANY...........................................................    8
 THE SEPARATE ACCOUNT..................................................    9
 THE FUNDS.............................................................    9
   General.............................................................    9
     a) Hartford Mutual Funds..........................................    9
     b) Neuberger & Berman Advisers Managers Trust.....................    9
     c) Variable Insurance Products Fund and Variable Insurance
      Products Fund II.................................................   10
     e) The Alger American Fund........................................   10
   The Portfolios......................................................   10
 DETAILED DESCRIPTION OF CERTIFICATE BENEFITS AND PROVISIONS...........   11
   General.............................................................   11
   Issuance of a Certificate...........................................   11
   Premiums............................................................   12
     Premium Payment Flexibility.......................................   12
     Allocation of Premium Payments....................................   12
     Accumulation Units................................................   12
     Accumulation Unit Values..........................................   12
     Premium Limitation................................................   13
   Values under the Certificate........................................   13
   Surrender of the Certificate........................................   13
     Partial Withdrawals...............................................   13
   Transfers Between the Investment Divisions..........................   13
     Amount and Frequency of Transfers.................................   13
     Transfers to or from Investment Divisions.........................   14
     Procedures for Telephone Transfer.................................   14
   Valuation of Payments and Transfers.................................   14
   Loans...............................................................   14
     Loan Interest.....................................................   14
     Credited Interest.................................................   15
     Loan Repayments...................................................   15
     Termination Due to Excessive Debt.................................   15
     Effect of Loans on Investment Value...............................   15
   Death Benefit.......................................................   15
     Death Benefit Options.............................................   15
     Option Change.....................................................   15
     Payment Options...................................................   15
     Legal Developments Regarding Income Payments......................   16
     Beneficiary.......................................................   16
     Increases and Decreases in Face Amount............................   16
   Benefits at Maturity................................................   16
   Termination of Participation in the Group Policy....................   16
   Lapse and Reinstatement While the Group Policy is in Effect.........   17
     Lapse and Grace Period............................................   17
     Reinstatement.....................................................   17
   Enrollment for a Certificate........................................   17
   The Right to Examine the Certificate................................   17
   Deductions From the Premium.........................................   17
     Front-end Sales Load..............................................   17
     Premium Related Tax Charge........................................   18
     DAC Tax Charge....................................................   18

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                3
--------------------------------------------------------------------------------

                                                                         PAGE
                                                                         ----
   Deductions and Charges From the Investment Value....................   18
     Monthly Deduction Amounts.........................................   18
   Mortality and Expense Risk Charge...................................   19
     Taxes.............................................................   19
 OTHER MATTERS.........................................................   19
   Additions, Deletions or Substitutions of Investments................   19
   Voting Rights.......................................................   19
   Our Rights..........................................................   20
   Statements to Owners................................................   20
   Limit on Right to Contest...........................................   20
   Misstatement as to Age or Sex.......................................   20
   Assignment..........................................................   21
   Dividends...........................................................   21
   Experience Credits..................................................   21
 SUPPLEMENTAL BENEFITS.................................................   21
   Maturity Date Extension Rider.......................................   21
 EXECUTIVE OFFICERS AND DIRECTORS......................................   22
 DISTRIBUTION OF THE GROUP POLICIES....................................   23
 SAFEKEEPING OF THE SEPARATE ACCOUNT ASSETS............................   23
 FEDERAL TAX CONSIDERATIONS............................................   23
   General.............................................................   23
   Taxation of the Company and the Separate Account....................   23
   Income Taxation of Certificate Benefits.............................   24
   Modified Endowment Contracts........................................   24
   Diversification Requirements........................................   24
   Federal Income Tax Withholding......................................   25
   Other Tax Considerations............................................   25
 LEGAL PROCEEDINGS.....................................................   25
 EXPERTS...............................................................   25
 REGISTRATION STATEMENT................................................   25
 APPENDIX A -- ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES AND CASH
   SURRENDER VALUES....................................................   26
 FINANCIAL STATEMENTS..................................................

             THE GROUP POLICIES MAY NOT BE AVAILABLE IN ALL STATES.

    THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED ON.

4                                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                 SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

ACCUMULATION UNIT: An accounting unit of measure used to calculate the value of an Investment Division.


ADJUSTABLE LOAN INTEREST RATE: The interest rate charged on Loans that is adjusted from time to time by Hartford. The method of calculation of the Adjustable Loan Interest Rate is described later in this Prospectus.


ATTAINED AGE: The Issue Age plus the period since the Coverage Date.

CASH SURRENDER VALUE: The Cash Value, less Debt, less any charges accrued but not yet deducted.

CASH VALUE: The Investment Value plus the Loan Account Value.

CERTIFICATE: The form evidencing and describing the Owner's rights, benefits, and options under the Group Policy. The Certificate will describe, among other things, (i) the benefits for the named Insured, (ii) to whom the benefits are payable and (iii) the limits and other terms of the Group Policy as they pertain to the Insured.

CERTIFICATE ANNIVERSARY: An anniversary of the Coverage Date.

CHARGE DEDUCTION DIVISION: An Investment Division from which all charges are deducted if so designated in the enrollment form or later elected.

CODE: The Internal Revenue Code of 1986, as amended.

COVERAGE DATE: The date insurance under the Certificate is effective as to an Insured shown in the Specifications and is used to determine Coverage Years and months from issue.

COVERAGE YEAR(S): The 12 month period following the Coverage Date and each anniversary thereof.


CUSTOMER SERVICE CENTER: The service area of Hartford Life and Annuity Insurance Company.


DEATH BENEFIT: The Death Benefit option in effect determines how the Death Benefit is calculated. The two Death Benefit options provided are described in the Death Benefit section of this Prospectus.

DEATH PROCEEDS: The Death Benefit less outstanding Debt plus any rider benefits payable.

DEBT: The aggregate amount of outstanding Loans, plus any interest accrued at the Adjustable Loan Interest Rate.

FACE AMOUNT: The minimum Death Benefit as long as the Certificate is in force. It is specified at issue and may be changed after issue on request, or due to a change in Death Benefit option or a partial withdrawal.


FUNDS: The registered open-end management investment companies in which assets of the Investment Divisions of the Separate Account may be invested. Currently, the Funds include: (i) the Hartford Mutual Funds ("The Hartford Funds"), managed by HL Investment Advisors, Inc. ("HL Advisors"); (ii) Neuberger & Berman Advisers Management Trust (the "Neuberger & Berman AMT"), managed by Neuberger & Berman Management Incorporated ("N&B Management"); (iii) the Variable Insurance Products Fund (the "VIP Fund"), managed by Fidelity Management & Research Company ("FMR"); (iv) the Variable Insurance Products Fund II (the "VIP II Fund"), managed by FMR; and (v) The Alger American Fund ("Alger American"), managed by Fred Alger Management, Inc. ("Alger Management").



GENERAL ACCOUNT: The assets of Hartford other than those allocated to the Separate Account.


GRACE PERIOD: The 61 day period following the date We mail to the Owner notice that the Cash Surrender Value is insufficient to pay the charges due. Unless the Owner has given Us written notice of the termination in advance of the date of termination of any Certificate, insurance will continue in force during this period.


GROUP POLICY: The flexible premium variable life insurance contract issued by Hartford and described in this Prospectus.



HARTFORD (ALSO REFERRED TO AS "WE," "US," "OUR," THE "COMPANY"): ITT Hartford Life and Annuity Insurance Company. On January 1, 1998, the name of ITT Hartford Life and Annuity Insurance Company will change to Hartford Life and Annuity Insurance Company.


IN WRITING: In a written form satisfactory to Us.

INITIAL PREMIUM: The amount of premium initially payable shown on Your Certificate Specifications.

INSURED: The person on whose life the Certificate is issued. The Insured is identified in the Certificate Specifications.


INVESTMENT DIVISION: A separate division of the Separate Account which invests exclusively in the shares of a specified Portfolio of a Fund. The Separate Account currently offers 12 Investment Divisions: (i) the Hartford Bond Investment Division, (ii) the Hartford Capital Appreciation Investment Division,
(iii) the HVA Money Market Investment Division, (iv) the N&B Appreciation Investment Division, (v) the N&B Balanced Investment Division, (vi) the N&B Limited Maturity Bond Investment Division, (vii) the Fidelity VIP Equity Income Investment Division, (viii) the Fidelity VIP High Income Investment Division,
(ix) the Fidelity VIP Overseas Investment Division, (x) the Fidelity VIP II Asset Manager Investment Division, (xi) the Alger American

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                5
--------------------------------------------------------------------------------


Small Capitalization Investment Division and (xii) the Alger American Growth Investment Division.


INVESTMENT VALUE: The sum of the values of assets in the Investment Divisions under the Certificate.

ISSUE AGE: The Insured's age on the birthday nearest to the Coverage Date.

LOAN: Any amount borrowed against the Investment Value under a Certificate.

LOAN ACCOUNT: That portion of the Company's General Account to which amounts are transferred as a result of a Loan. The Loan Account is credited with interest and does not participate in the investment experience of the Separate Account.

LOAN ACCOUNT VALUE: The amounts of the Investment Value transferred to (or from) the General Account to secure Loans, plus interest accrued at the daily equivalent of an annual rate equal to the Adjustable Loan Interest Rate actually charged, reduced by not more than 1%.


MATURITY DATE: The date on which an Insured's coverage matures as shown in the Certificate Specifications. We will pay the Cash Surrender Value, if any, if the Insured is living on the Maturity Date, upon surrender of the Certificate to Hartford.


MONTHLY DEDUCTION AMOUNT: The fees and charges deducted from the Investment Value on the Processing Date.

NET PREMIUM: The amount of premium actually credited to the Investment
Divisions.

NET AMOUNT AT RISK: The Death Benefit less the Cash Value.

NYSE: The New York Stock Exchange.

OWNER (ALSO REFERRED TO AS "YOU" OR "YOUR"): The person or legal entity so designated in the enrollment form or as subsequently changed. The Owner may be someone other than the Insured. The Owner possesses all rights under the Group Policy with respect to the Certificates.


PARTICIPATING EMPLOYER: A participating employer, or a trust sponsored by a participating employer, to which Hartford issues the Group Policy described in this Prospectus.



PORTFOLIO: A separate mutual fund of The Hartford Fund or series or portfolio of the remaining Funds. There are currently 12 Portfolios available under the
Policies: the Hartford Bond, Hartford Capital Appreciation and HVA Money Market mutual funds of The Hartford Funds; the N&B Appreciation, N&B Balanced and N&B Limited Maturity Bond portfolios of the Neuberger & Berman Trust; the VIP Equity-Income, VIP High Income and VIP Overseas portfolios of Fidelity Variable Insurance Products Fund; the VIP II Asset Manager portfolio of Fidelity Variable Insurance Products Fund II; and the Alger American Small Capitalization and Alger American Growth portfolios of The Alger American Fund.


PRO RATA BASIS: An allocation method based on the proportion of the Investment Value in each Investment Division.

PROCESSING DATE(S): The day(s) on which We deduct charges from the Investment Value. The first Processing Date is the Coverage Date. There is a Processing Date each month. Later Processing Dates are on the same calendar day as the Coverage Date, or on the last day of any month which has no such calendar day.

PROCESSING PERIOD: The period from the Coverage Date to the next Processing Date, and thereafter, the period from one Processing Date to the next.

SEC: The Securities and Exchange Commission.


SEPARATE ACCOUNT: ICMG Registered Variable Life Separate Account One, an account established by Hartford to separate the assets funding the Group Policies from other assets of Hartford.



VALUATION DAY: Each business day that Hartford and each of the Funds value their respective investment portfolios, unless the Certificate Specifications indicate otherwise. A business day is any day the NYSE is open for trading or any day the Securities and Exchange Commission (the "SEC") requires mutual funds, unit investment trusts or other investment portfolios to be valued. The value of the Separate Account is determined at the close of the NYSE (currently 4:00 p.m. Eastern Time) on such days.


VALUATION PERIOD: The period between the close of business on successive Valuation Days.

VARIABLE INSURANCE AMOUNT: The Cash Value multiplied by the applicable variable insurance factor provided in the Certificate Specifications.

6                                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

-------------------------------------------
                                    SUMMARY

--------------------------------THE GROUP POLICY


    The flexible premium variable life insurance Group Policies, and the Certificates, offered by this Prospectus are funded by ICMG Registered Variable Life Separate Account One (the "Separate Account"), a separate account established by Hartford pursuant to Connecticut insurance law and organized as a unit investment trust registered under the Investment Company Act of 1940 (the "1940 Act"). The Separate Account has 12 Investment Divisions dedicated to the Group Policies, each of which invests solely in a corresponding Portfolio of the Funds.



    Depending upon the state of issuance of Your Certificate and the applicable provisions of Your Certificate, Your initial Net Premium will, when Your Certificate is issued, either be (1) invested in the HVA Money Market Investment Division during the right to examine period or (2) invested immediately in Your chosen Investment Divisions, upon Our receipt thereof. IF YOUR INITIAL NET PREMIUM IS INVESTED IMMEDIATELY IN YOUR CHOSEN INVESTMENT DIVISIONS, YOU WILL BEAR FULL INVESTMENT RISK FOR ANY AMOUNTS ALLOCATED TO THE INVESTMENT DIVISIONS DURING THE RIGHT TO EXAMINE PERIOD. Please note that this automatic immediate investment feature only applies if Your Certificate so specifies. Please check with Your agent to determine the status of Your Certificate. You must fill out and send Us the appropriate form In Writing or comply with other designated Hartford procedures if You would like to change how subsequent Net Premiums are allocated. See "Allocation of Premium Payments," page 12.


    Pursuant to the Certificates, each selected Investment Division is credited with Accumulation Units and each selected Investment Division's assets are invested in the applicable underlying Portfolio. Subject to certain restrictions, an Owner may transfer amounts among the available Investment Divisions. See "Detailed Description of Certificate Benefits and Provisions -- Transfers Between Investment Divisions," page 15.

    The Group Policies are first and foremost life insurance policies and the Certificates evidencing an Owner's interest in the Group Policies provide for death benefits, cash values, and other features traditionally associated with life insurance. The Group Policies are called "flexible premium" because, once the desired level and pattern of Death Benefits have been determined, a purchaser has considerable flexibility in the selection of the timing and amount of premium to be paid. The Group Policies are called "variable" because, unlike the fixed benefits of an ordinary whole life insurance policy, the Investment Value under a Certificate will, and the Death Benefit may, increase or decrease depending on the investment experience of the Investment Divisions to which the Net premiums have been allocated. See "Detailed Description of Certificate Benefits and Provisions -- Death Benefit," page 15.

---------------------------------------------------
                                 DEATH BENEFIT

    The Certificates provide for two Death Benefit options. Under Death Benefit option A, the Death Benefit is an amount equal to the larger of (1) the Face Amount and (2) the Variable Insurance Amount. Under Death Benefit option B, the Death Benefit is an amount equal to the larger of (1) the Face Amount plus the Cash Value and (2) the Variable Insurance Amount. At the death of the Insured, We will pay the Death Proceeds to the Beneficiary. The Death Proceeds equal the Death Benefit less outstanding Debt plus any rider benefits payable under the Certificate. See "Detailed Description of Certificate Benefits and Provisions -- Death Benefit," page 15.

---------------------------------------------------
                                    PREMIUM

    You have considerable flexibility as to when and in what amounts You pay premiums.

    No premium payment will be accepted which causes the Certificate to not meet the tax qualification guidelines for life insurance under the Code.

---------------------------------------------------
                                GENERAL ACCOUNT


    Amounts allocated to the Loan Account to secure a Loan become part of the General Account assets of Hartford. Hartford invests the assets of the General Account in accordance with applicable law governing the investments of insurance company general accounts. See "Detailed Description of Certificate Benefits and Provisions -- Loans" for a discussion of Loan repayments, page 14.


---------------------------------------------------
                            DEDUCTIONS FROM PREMIUM

    Prior to the allocation of premiums to the selected Investment Divisions, a deduction as a percentage of premium is made for the front-end sales load, state premium taxes, and the Deferred Acquisition Cost ("DAC") tax charge. The amount of each premium allocated among the Investment Divisions is Your Net Premium.

---------------------------------------------------
                              FRONT-END SALES LOAD


    When We receive a Premium Payment, We deduct a front-end sales load. The current front-end sales load is 6.75% of any premium paid for Coverage Years 1 through 7 and 4.75% of any premium paid in Coverage Years 8 and later. The maximum front-end sales load is 9% of any premium paid for Coverage Years 1 through 7 and 7% of any premium paid in Coverage Years 8 and later.

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                7
--------------------------------------------------------------------------------

    Front-end sales loads which cover expenses relating to the sale and distribution of the Certificates may be reduced for certain sales of the Certificates under circumstances which may result in savings of such sales and distribution expenses. For more information concerning the front-end sales load, see "Deductions from the Premium", page 17.

---------------------------------------------------
                        LIMITS ON FRONT-END SALES LOADS


    Certain insurance laws and regulations limit the front-end sales loads which can be assessed against the Certificates. The front-end sales loads assessed in the Certificates comply with these limitations.


---------------------------------------------------
                           PREMIUM RELATED TAX CHARGE


    We deduct a percentage of each premium to cover taxes assessed against Hartford by various states and jurisdictions that are attributable to premiums. The percentage actually deducted will vary by locale depending on the tax rates in effect there. The range is generally between 0% and 4%.


---------------------------------------------------
                                 DAC TAX CHARGE

    The Company deducts 1.25% of each premium to cover a federal premium tax assessed against the Company. This charge is reasonable in relation to the Company's federal income tax burden, under Internal Revenue Code Section 848, resulting from the receipt of premiums. We will adjust the charge based on changes in the applicable tax law.

---------------------------------------------------
                          DEDUCTIONS AND CHARGES FROM
                              THE INVESTMENT VALUE

    As with many other types of insurance policies, each Certificate will have an Investment Value. The Investment Value of the Certificate will increase or decrease to reflect the investment experience of the chosen Investment Divisions, deductions for the Monthly Deduction Amount and any amounts transferred from the Investment Divisions into the Loan Account. There is no minimum guaranteed Investment Value and the Owner bears the risk of the investment in the underlying Fund Portfolios. See "Detailed Description of the Certificate Benefits and Provisions -- Investment Value," page 18.

    We will subtract amounts from Your Investment Value to provide for the Monthly Deduction Amount. These will be taken from the Charge Deduction Division, as specified in the Certificate Specifications, or if no Charge Deduction Division is selected or if there is insufficient Investment Value in the Charge Deduction Division, on a Pro Rata Basis from Your chosen Investment Divisions on each Processing Date.

    The Monthly Deduction Amount equals:

(a) the administrative expense charge; plus

(b) the charges for cost of insurance and additional benefits provided by rider, if any.


    Hartford may also set up a provision for income taxes imposed on the assets of the Separate Account. See "Deductions and Charges From the Investment Value," page 18 and "Federal Tax Considerations," page 23.



    A charge is made for mortality and expense risks assumed by Hartford. Hartford deducts a daily charge at a maximum effective annual rate of .65% of the value of each Investment Division's assets. For more information about the Monthly Deduction Amount, see "Deductions and Charges From the Investment Value," page 18.


---------------------------------------------------
                           CHARGES AGAINST THE FUNDS

    The Separate Account purchases Fund shares at net asset value. The net asset value of the portfolio shares reflects investment advisory fees and administrative and other expenses deducted from the assets of the Funds. Applicants should review the prospectuses for the Funds which accompany this Prospectus for a description of the charges assessed against the assets of each of the Funds.


    The following table shows Annual Fund Operating Expenses for 1996:



                         ANNUAL FUND OPERATING EXPENSES
                         (as percentage of net assets)



                                                                        TOTAL FUND
                                                  MANAGEMENT   OTHER    OPERATING
                                                     FEES     EXPENSES   EXPENSES
                                                  ----------  --------  ----------
 HVA Money Market Fund...........................   0.423%     0.021%     0.444%
 Hartford Bond Fund..............................   0.490%     0.030%     0.520%
 Hartford Capital Appreciation Fund..............   0.629%     0.017%     0.646%
 Neuberger & Berman Partners Portfolio (1).......   0.840%     0.110%     0.950%
 Neuberger & Berman AMT Balanced Portfolio (1)...   0.850%     0.240%     1.090%
 Neuberger & Berman AMT Limited Maturity Bond
   Portfolio (1).................................   0.650%     0.130%     0.780%
 Fidelity VIP Equity-Income Portfolio (2)........   0.510%     0.070%     0.580%
 Fidelity VIP II Asset Manager (2)...............   0.640%     0.100%     0.740%
 Fidelity VIP High Income Portfolio..............   0.590%     0.120%     0.710%

8                                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


                                                                        TOTAL FUND
                                                  MANAGEMENT   OTHER    OPERATING
                                                     FEES     EXPENSES   EXPENSES
                                                  ----------  --------  ----------
 Fidelity VIP Overseas Portfolio (2).............   0.760%     0.170%     0.930%
 Alger American Small Capitalization Portfolio...   0.850%     0.030%     0.880%
 Alger American Growth Portfolio.................   0.750%     0.040%     0.790%


------------------------

(1) Neuberger & Berman Advisers Management Trust is divided into Portfolios, each of which invests all of its net investable assets in a corresponding series of Advisers Managers Trust. The figures reported under "Management Fees" include the aggregate of the administration fees paid by the Portfolio and the management fees paid by its corresponding series of Advisers Managers Trust. Similarly, "Other Expenses" includes all other expenses of the Portfolio and its corresponding series of Advisers Managers Trust.



(2) A portion of the brokerage commissions that certain funds pay was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent whereby interst earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been .56% for Equity Income Portfolio, .92% for Overseas Portfolio, and .73% for Asset Manager Portfolio.


---------------------------------------------------
                                     LOANS


    An Owner may obtain a cash Loan from Hartford. The Loan is secured by the Owner's Certificate. The maximum Loan amount is equal to the sum of the Cash Surrender Value plus outstanding Debt, multiplied by .90, less outstanding Debt. See "Detailed Description of Certificate Benefits and Provisions -- Loans," page 14.


---------------------------------------------------
                      THE RIGHT TO EXAMINE THE CERTIFICATE


    An applicant has a limited right to return his or her Certificate. Subject to applicable state regulations, if the applicant returns the Certificate within 10 days after delivery of the Certificate Hartford will return to the applicant, within seven days thereafter, either (i) the premium paid or (ii) the Cash Value under the Certificate plus charges deducted. See "The Right to Examine the Certificate," page 8.


---------------------------------------------------
                                TAX CONSEQUENCES

    The current Federal tax law generally excludes all Death Benefit payments from the gross income of the Beneficiary under the Certificate. See "Federal Tax Considerations," page 23.


    There are circumstances when the Certificate may become a Modified Endowment Contract under federal tax law. If it does, Loans and other pre-death distributions are includable in gross income on an income-first basis. A 10% penalty tax may be imposed on income distributed before the insured attains age 59 1/2. Prospective purchasers and Owners are advised to consult a qualified tax adviser before taking steps that may affect whether the Certificate becomes a Modified Endowment Contract. Hartford has instituted procedures to monitor whether a Certificate may become a modified endowment contract after issue. See "Federal Tax Considerations -- Modified Endowment Contract" for a discussion of the "seven pay test", page 24.


---------------------------------------------------
                                  THE COMPANY


    ITT Hartford Life and Annuity Insurance Company ("Hartford") is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States and the District of Columbia, except New York. On January 1, 1998, Hartford's name will change to Hartford Life and Annuity Insurance Company. Hartford was originally incorporated under the laws of Wisconsin on January 9, 1956, and was subsequently redomiciled to Connecticut. Its offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is a subsidiary of Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Hartford is ultimately owned by ITT Hartford Group, Inc., a Delaware corporation. Subject to shareholder approval on May 2, 1997, the name of ITT Hartford Group, Inc. will change to The Hartford Financial Services Group, Inc.



    Hartford is rated A+ (superior) by A.M. Best and Company, Inc., on the basis of its financial soundness and operating performance. Hartford is rated AA by Standard & Poor's and AA+ by Duff and Phelps on the basis of its claims paying ability. These ratings do not apply to the investment performance of the Sub-Accounts of the Separate Account. The ratings apply to Hartford's ability to meet its insurance obligations, including those described in this Prospectus.

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                9
--------------------------------------------------------------------------------

---------------------------------------------------
                              THE SEPARATE ACCOUNT


    ICMG Registered Variable Life Separate Account One is a separate account established by Hartford on October 9, 1995 under the insurance laws of the State of Connecticut, pursuant to a resolution of Hartford's Board of Directors. The Separate Account is organized as a unit investment trust and is registered with the SEC under the 1940 Act. Such registration does not signify that the SEC supervises the management or the investment practices or policies of the Separate Account. The Separate Account meets the definition of a "separate account" under the federal securities laws.


    Under Connecticut law, the assets of the Separate Account are held exclusively for the benefit of Owners and persons entitled to payments under the Group Policies and the Certificates and owners of any other policies which may be available through the Separate Account. The assets of the Separate Account are owned by the Company and the obligations under the Group Policies and the Certificates are obligations of the Company. These assets are held separately from the other assets of the Company and income, gains and losses incurred on the assets in the Separate Account, whether or not realized, are credited to or charged against the Separate Account without regard to other income, gains or losses of the Company (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the General Account assets or any other separate account maintained by the Company.

    The Separate Account has 12 Investment Divisions dedicated to the Group Policies, each of which invests solely in a corresponding Portfolio of the Funds. Additional Investment Divisions may be established at the discretion of the Company. The Separate Account may in the future include other divisions which will not be available under the Group Policies.

---------------------------------------------------
                                   THE FUNDS

--------------------------------    GENERAL


    The shares of the Portfolios are sold by the Funds to the Separate Account and may be sold to other separate accounts of Hartford or its affiliates which fund similar variable annuity or variable life insurance products. The assets of the Separate Account attributable to the Group Policies are invested exclusively in one of the Investment Divisions. An Owner may allocate premium payments among the Investment Divisions. Owners should review the following brief descriptions of the investment objectives of each of the Portfolios in connection with that allocation.



    Each Fund continually issues an unlimited number of full and fractional shares of beneficial interest in the relevant Portfolios. Such shares are offered to separate accounts, including the Separate Account, established by Hartford or one of its affiliated companies specifically to fund the Group Policies and other policies issued by Hartford or its affiliates as permitted by the 1940 Act.



    All investment income of and other distributions to each Investment Division arising from the applicable Portfolio are reinvested in shares of that Portfolio at net asset value. Hartford will purchase Fund shares in connection with premium payments allocated to the applicable Investment Division in accordance with Owners' directions and will redeem Fund shares to meet obligations under the Group Policies and the Certificates or make adjustments in reserves, if any. The Funds are required to redeem Portfolio shares at net asset value and generally to make payment within 7 days.


    Applicants should read the prospectuses for each of the Funds accompanying this Prospectus in connection with the purchase of a Certificate. The investment objectives of each of the Portfolios are as set forth in "The Portfolios," page 10.

 HARTFORD MUTUAL FUNDS (COLLECTIVELY, THE "HARTFORD FUNDS")

    The Separate Account currently invests in the Hartford Funds, which are each diversified open-end management investment companies. The Hartford Funds are each organized as corporations under the laws of the State of Maryland and are registered as investment companies under the 1940 Act.


    The investment adviser for the HVA Money Market Fund, Inc., Hartford Bond Fund, Inc. and Hartford Capital Appreciation Fund, Inc. is HL Investment Advisors, Inc. ("HL Advisors"). In addition, HL Advisors has entered an investment services agreement with Hartford Investment Management Company, Inc., ("HIMCO"), pursuant to which HIMCO will provide certain investment services to Hartford Bond Fund and HVA Money Market Fund. Wellington Management Company, L.L.P. ("Wellington Management") serves as sub-investment adviser for Hartford Capital Appreciation Fund, Inc.



 NEUBERGER & BERMAN ADVISERS MANAGERS TRUST ("NEUBERGER & BERMAN AMT")



    The Separate Account currently invests in Neuberger & Berman AMT, a diversified open-end management investment company organized as a Delaware business trust. Neuberger & Berman AMT consists of seven portfolios, including the N&B AMT Partners, N&B AMT Balanced and N&B AMT Limited Maturity Bond Portfolios available as part of Endeavour I. Each portfolio of Neuberger & Berman

10                               ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


AMT invests its assets in a corresponding series of the Advisers Managers Trust, which is also an open-end management investment company registered under the 1940 Act and is organized as a New York common-law trust. The investment performance of N&B AMT Partners, N&B AMT Balanced and N&B AMT Limited Maturity Bond Portfolios will directly correspond with the investment performance of the corresponding series of the Advisers Managers Trust. This "Master/Feeder Fund" structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities.



    The N&B AMT Portfolios are advised by Neuberger & Berman Management Incorporated. Neuberger & Berman, L.L.C. serves as the sub-adviser for the N&B AMT Limited Maturity Bond Portfolio.


 VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II (EACH, A "FIDELITY FUND" AND COLLECTIVELY, THE "FIDELITY FUNDS")


    The Separate Account currently invests in both Fidelity Funds. The Fidelity Funds are diversified, open-end management investment companies organized as Massachusetts business trusts by Fidelity Management & Research Company ("FMR") and registered under the 1940 Act. Each Fidelity Fund consists of several investment portfolios, including the VIP Equity-Income, VIP High Income, VIP Overseas and VIP II Asset Manager Portfolios available as part of Endeavour I.


    The Fidelity Funds are each managed by FMR. FMR is one of America's largest investment management organizations. It is composed of a number of different companies, which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services.


 THE ALGER AMERICAN FUND ("ALGER AMERICAN FUND")


    The Separate Account currently invests in shares of the Alger American Fund, a diversified open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust. The Alger American Fund consists of six series, including the Alger American Small Capitalization and Alger American Growth Portfolios available as part of Endeavour I.


    The Alger American Fund is managed by Fred Alger Management, Inc. ("Alger Management"), a subsidiary of Fred Alger & Company, Incorporated, which is in turn a subsidiary of Alger Associates, Inc., a financial services holding company. Alger Management has been in the business of providing investment advisory services since 1964.


---------------------------------------------------
                                 THE PORTFOLIOS
 HARTFORD BOND FUND, INC. ("HARTFORD BOND PORTFOLIO")


    The Hartford Bond Portfolio seeks to achieve maximum current income consistent with preservation of capital by investing primarily in fixed-income securities. Up to 20% of the total assets of the Portfolio may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's Investor Services, Inc. or "BB" by Standard & Poor's) or, if unrated, are determined to be of comparable quality by the Portfolio's investment adviser. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Hartford Funds entitled "Hartford Bond Fund, Inc. -- Investment Policies."


 HARTFORD CAPITAL APPRECIATION FUND, INC. ("HARTFORD CAPITAL APPRECIATION PORTFOLIO")


    The Hartford Capital Appreciation Portfolio seeks to achieve growth of capital by investing in securities selected solely on the basis of potential for capital appreciation; income, if any, is an incidental consideration.


 HVA MONEY MARKET FUND, INC. ("HVA MONEY MARKET PORTFOLIO")


    The HVA Money Market Portfolio seeks to achieve maximum current income consistent with liquidity and preservation of capital.



 NEUBERGER & BERMAN AMT PARTNERS PORTFOLIO ("N&B AMT PARTNERS PORTFOLIO")



    The N&B AMT Partners Portfolio seeks to achieve capital growth. This Portfolio invests primarily in common stocks of medium to large capitalization established companies, using a value-oriented investment approach designed to increase capital with reasonable risk. Its investment program seeks securities believed to be undervalued based on strong fundamentals such as low price-to-earnings ratios, consistent cash flow and support from asset values.



 NEUBERGER & BERMAN AMT BALANCED PORTFOLIO ("N&B AMT BALANCED PORTFOLIO")



    The N&B AMT Balanced Portfolio seeks to achieve long-term capital growth and reasonable current income without undue risk to principal. Under normal circumstances, this Portfolio will invest 50% to 70% of its assets in a diversified portfolio of common stocks of companies that, although potentially temporarily out of favor in the market, have strong balance sheets and reasonable valuations relative to their growth rates. This Portfolio will invest its remaining assets in a diversified portfolio of short-term and intermediate-term U.S. government and agency securities and other investment grade debt securities.

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                               11
--------------------------------------------------------------------------------


 NEUBERGER & BERMAN AMT LIMITED MATURITY BOND PORTFOLIO ("N&B AMT LIMITED MATURITY BOND PORTFOLIO")



    The N&B AMT Limited Maturity Bond Portfolio seeks to achieve the highest current income consistent with low risk to principal and liquidity; and secondarily, total return. This Portfolio invests in a diversified portfolio consisting of U.S. government and agency securities and investment grade securities.



 FIDELITY VIP EQUITY-INCOME PORTFOLIO ("VIP EQUITY-INCOME PORTFOLIO")



    The VIP Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. This Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Daily Stock Price Index of 500 Common Stocks. The Portfolio may invest in high yielding, lower-rated securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. For a further discussion of lower-rated securities, please see "Risks of Lower-Rated Debt Securities" in the accompanying relevant Fund prospectus.



 FIDELITY VIP HIGH INCOME PORTFOLIO ("VIP HIGH INCOME PORTFOLIO")



    The VIP High Income Portfolio seeks high current income primarily through investments in all types of income-producing debt securities, preferred stocks and convertible securities. The Portfolio's investments will include high yielding debt securities, with an emphasis on lower-rated securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. For a further discussion of lower-rated securities, please see "Risks of Lower-Rated Debt Securities" in the accompanying relevant Fund prospectus.



 FIDELITY VIP OVERSEAS PORTFOLIO ("VIP OVERSEAS PORTFOLIO")



    The VIP Overseas Portfolio seeks long-term growth of capital primarily through investments in foreign securities and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States.



 FIDELITY VIP II ASSET MANAGER PORTFOLIO ("VIP II ASSET MANAGER PORTFOLIO")



    The VIP II Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term fixed-income instruments.


 ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO ("ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO")


    The Alger American Small Capitalization Portfolio seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization within the range of companies included in the Russell 2000 Growth Index or the Standard & Poor's Small Cap 600 Index, updated quarterly.


 ALGER AMERICAN GROWTH PORTFOLIO ("ALGER AMERICAN GROWTH PORTFOLIO")

    The Alger American Growth Portfolio seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of $1 billion or greater.

    There is no assurance that any Portfolio will achieve its stated objectives. Owners are also advised to read the prospectuses for each of the Funds accompanying this Prospectus for more detailed information. Each Fund is subject to certain investment restrictions which may not be changed without the approval of a majority of the shareholders of the Fund. See the accompanying prospectuses for each of the Funds.

---------------------------------------------------
                            DETAILED DESCRIPTION OF
                              CERTIFICATE BENEFITS
                                 AND PROVISIONS

--------------------------------    GENERAL

    This Prospectus describes a flexible premium group variable life insurance policy where the Owner has considerable flexibility in selecting the timing and amount of premium payments.

---------------------------------------------------
                           ISSUANCE OF A CERTIFICATE


    Certificates will only be offered to eligible employees when provided by the Participating Employer. Individuals wishing to purchase a Certificate must complete an enrollment form In Writing, which must be received by Our Customer Service Center before a Certificate will be issued. A Certificate will not be issued with a specified Face Amount of less than the minimum Face Amount. Acceptance is subject to Hartford's underwriting rules then in effect. Hartford reserves the right to reject an enrollment form for any reason permitted by law.

12                               ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

---------------------------------------------------
                                    PREMIUMS

PREMIUM PAYMENT FLEXIBILITY


    A significant feature of the Certificate is that once the desired level and pattern of Death Benefits have been determined, the Owner has considerable flexibility in the selection of the timing and amount of premiums to be paid and You can choose the level of premiums, within a range determined by Hartford, based on the Face Amount of the Certificate, the Insured's sex (except where unisex rates apply), Issue Age, and the Insured's risk classification.


    A minimum Initial Premium is due on the Coverage Date. The amount of the minimum Initial Premium is the amount which, after the deductions for sales load, state premium tax, and DAC tax charge, is sufficient (disregarding investment performance) to pay 12 times the first Monthly Deduction. Thereafter, additional premiums may be paid at any time, subject to the premium limitations set forth by the Internal Revenue Code as indicated in the section entitled "Premium Limitation," page 13. You have the right to pay additional premiums of at least $500.00 at any time.

ALLOCATION OF PREMIUM PAYMENTS

    If the state of issue of Your Certificate requires that We return Your Initial Premium, We will allocate the initial Net Premium submitted with Your enrollment form to the HVA Money Market Investment Division, until the expiration of the right to examine period. Upon the expiration of the right to examine period, the initial Net Premium will, at a later date, be invested according to Your initial allocation instructions (except that any accrued interest will remain in the HVA Money Market Investment Division if it is selected as an initial allocation option). This later date is the later of 10 days after We receive the premium and the date We receive the final requirement to put the Certificate in force. The Certificates are credited with units ("Accumulation Units") in each selected Investment Division, the assets of which are invested in the corresponding underlying Portfolio. An Owner may transfer funds among the Investment Divisions subject to certain restrictions. See "Detailed Description of Certificate Benefits and Provisions -- Transfers Between Investment Divisions," page 13. Any additional Net Premiums received by Us prior to such date will be allocated to the HVA Money Market Investment Division.

    Alternatively, if the state of issue of Your Certificate provides for Our return of the Certificate's Cash Value to the Owner, We will allocate the initial Net Premium immediately among Your chosen Investment Divisions. IN THAT CASE YOU WILL BEAR FULL INVESTMENT RISK FOR ANY AMOUNTS ALLOCATED TO THE INVESTMENT DIVISIONS DURING THE RIGHT TO EXAMINE PERIOD. (Please note that this automatic immediate investment feature only applies if Your Certificate so specifies. Please check with Your agent to determine the status of Your Certificate.)

    Upon written request, You may change the premium allocation. Portions allocated to the Investment Divisions must be whole percentages of 10% or more. Subsequent Net Premiums will be allocated among Investment Divisions according to Your most recent instructions, subject to the following. The Investment Value may be allocated to no more than five Investment Divisions at any one time. If We receive a premium and Your most recent allocation instructions would violate this requirement, We will allocate the Net Premium among the Investment Divisions according to Your previous premium allocation.

    The Owner will receive several different types of notification as to what his or her current premium allocation is. The initial allocation chosen by the Owner is shown in the Certificate. In addition, each transactional confirmation received after a premium payment will show how that premium has been allocated. In addition, each annual statement summarizes the current premium allocation in effect for that Certificate.

ACCUMULATION UNITS

    Net Premiums allocated to the Investment Divisions are used to credit Accumulation Units under the Certificate.

    The number of Accumulation Units in each Investment Division to be credited under the Certificate (including the initial allocation to the HVA Money Market Investment Division) will be determined first by multiplying the Net Premium by the appropriate allocation percentage to determine the portion to be invested in the Investment Division. Each portion to be invested in an Investment Division is then divided by the Accumulation Unit Value of that particular Investment Division next computed following receipt of the payment.

ACCUMULATION UNIT VALUES


    The Accumulation Unit Value for each Investment Division will vary daily to reflect the investment experience of the applicable Portfolio, as well as the daily deduction for mortality and expense risks, and will be determined on each Valuation Day by multiplying the Accumulation Unit Value of the particular Investment Division on the preceding Valuation Day by a net investment factor for that Investment Division for the Valuation Period then ended. The net investment factor for each of the Investment Divisions is equal to the net asset value per share of the corresponding Portfolio at the end of the Valuation Period (plus the per share amount of any dividend or capital gain distributions paid by that Portfolio in the Valuation Period then ended) divided by the net asset value per share of the corresponding Portfolio at the beginning of the Valuation Period, less the daily deduction for the mortality and expense risks assumed by Hartford.


    All valuations in connection with a Certificate, e.g., with respect to determining Cash Value and Investment Value, or

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                               13
--------------------------------------------------------------------------------


calculation of Death Benefits, or with respect to determining the number of Accumulation Units to be credited to a Certificate with each premium payment, other than the Initial Premium, will be made on the date the request or payment is received by Hartford at the Customer Service Center if such date is a Valuation Day; otherwise such determination will be made on the next succeeding date which is a Valuation Day.


PREMIUM LIMITATION

    If premiums are received which would cause the Certificate to fail to meet the definition of a life insurance policy in accordance with the Internal Revenue Code, We will refund the excess premium payments. We will refund such premium payments and interest thereon within 60 days after the end of a Coverage Year.

    A premium payment that results in an increase in the Death Benefit greater than the amount of the premium will be accepted only after We approve evidence of insurability.

---------------------------------------------------
                          VALUES UNDER THE CERTIFICATE

    As with traditional life insurance, each Certificate will have a Cash Surrender Value. The Cash Surrender Value is equal to the Cash Value, less Debt, less any charges accrued but not deducted. There is no minimum guaranteed Cash Surrender Value. The Cash Value equals the value in the Investment Divisions plus the Loan Account Value.

    Each Certificate will also have an Investment Value. The Investment Value of a Certificate changes on a daily basis and will be computed on each Valuation Day. The Investment Value will vary to reflect the investment experience of the Investment Divisions, Monthly Deduction Amounts and any amounts transferred to the Loan Account to secure a Loan.

    The Investment Value of a particular Certificate is related to the net asset value of the Portfolios associated with the Investment Divisions to which Net Premiums on the Certificate have been allocated. The total Investment Value in the Investment Divisions on any Valuation Day is calculated by multiplying the number of Accumulation Units in each Investment Division as of the Valuation Day by the current Accumulation Unit Value of that Investment Division and then summing the result for all the Investment Divisions. The Investment Value equals the sum of the values of the assets in the Investment Divisions. See "Premiums -- Accumulation Unit Values," page 12.

---------------------------------------------------
                                  SURRENDER OF
                                THE CERTIFICATE

    At any time prior to the Maturity Date, provided the Certificate is in effect and has a Cash Surrender Value, the Owner may choose, without the consent of the Beneficiary (provided the designation of the Beneficiary is not irrevocable) to surrender the Certificate and receive the full Cash Surrender Value from Us. To surrender a Certificate, You must submit a request for surrender In Writing. We will determine the Cash Surrender Value as of the Valuation Day We receive the request In Writing at Our Customer Service Center, or the date requested by the Owner, whichever is later.

    The Cash Surrender Value, which is the net amount available upon surrender of the Certificate, equals the Cash Value, less Debt, less any charges accrued but not yet deducted. The Certificate will terminate on the date of receipt of the written request, or the date the Owner requests the surrender to be effective, whichever is later.

    The Cash Surrender Value may be paid in cash or allocated to any other payment option agreed upon by Us.

PARTIAL WITHDRAWALS


    At any time before the Maturity Date, and subject to Hartford's rules then in effect, up to twelve (12) partial withdrawals are allowed per Coverage Year; however, only one (1) partial withdrawal is allowed between any successive Processing Dates. The minimum partial withdrawal allowed is $500.00. The maximum partial withdrawal is an amount equal to the sum of the Cash Surrender Value plus outstanding Debt, multiplied by .90, less outstanding Debt. Hartford currently imposes a maximum $25.00 fee for processing partial withdrawals. A partial withdrawal will reduce the Cash Surrender Value, Cash Value and Investment Value. Any partial withdrawal will have a permanent effect on the Cash Surrender Value and may have a permanent effect on the Death Benefits payable. If Death Benefit option A is in effect, the Face Amount is reduced by the amount of the partial withdrawal. Unless specified otherwise, partial withdrawals will be deducted on a Pro Rata Basis from the Investment Divisions. Requests for partial withdrawals must be made In Writing to Us. The effective date of a partial withdrawal will be the Valuation Day We receive the request In Writing at Our Customer Service Center. A 10% penalty tax may be imposed on income distributed before the insured attains age 59 1/2. See "Federal Tax Considerations -- Modified Endowment Contracts", page 24.


---------------------------------------------------
                             TRANSFERS BETWEEN THE
                              INVESTMENT DIVISIONS

AMOUNT AND FREQUENCY OF TRANSFERS


    Upon request and as long as the Certificate is in effect, You may transfer amounts among the Investment Divisions up to six times per Coverage Year. Transfer requests must be in writing on a form approved by Hartford or by telephone in accordance with established procedures. The amounts which may be transferred and the number of transfers will be limited by Our rules then in effect. Currently, the

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14                               ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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minimum value of Accumulation Units that may be transferred from one Investment
Division to another is the lesser of (i) $500 or (ii) the total value of the Accumulation Units in the Investment Division. The value of the remaining Accumulation Units in the Investment Division must equal at least $500. If, after an ordered transfer, the value of the remaining Accumulation Units in an Investment Division would be less than $500, the entire value will be transferred.


    Currently there are no restrictions on transfers other than those described herein and there is no charge for permitted transfers between Investment Divisions. Hartford reserves the right in the future to impose additional restrictions on transfers, as a well as a charge for processing transfers.


TRANSFERS TO OR FROM INVESTMENT DIVISIONS

    In the event of a transfer from an Investment Division, the number of Accumulation Units credited to the Investment Division from which the transfer is made will be reduced. The reduction will be determined by dividing:

1.  the amount transferred by,

2. the Accumulation Unit Value for that Investment Division on the Valuation Day We receive Your request for transfer In Writing.

    In the event of a transfer to an Investment Division, We will increase the number of Accumulation Units credited thereto. The increase will equal:

1.  the amount transferred divided by,

2. the Accumulation Unit Value for that Investment Division determined on the Valuation Day We receive Your request for transfer In Writing.

PROCEDURES FOR TELEPHONE TRANSFERS

    Owners may effect telephone transfers in two ways. All Owners may directly contact a customer service representative. Owners may in the future also request access to an electronic service known as a Voice Response Unit (VRU). The VRU will permit the transfer of monies among the Investment Divisions and change of the allocation of future payments. All Owners intending to conduct telephone transfers through the VRU will be asked to complete a Telephone Authorization Form.


    Hartford will undertake reasonable procedures to confirm that instructions communicated by telephone are genuine. Before a customer service representative accepts any request, the caller will be asked for his or her social security number and address. All calls will also be recorded. A Personal Identification Number (PIN) will be assigned to all Owners who request VRU access. The PIN is selected by and known only to the Owner. Proper entry of the PIN is required before any transactions will be allowed through the VRU. Furthermore, all transactions performed over the VRU, as well as with a customer service representative, will be confirmed by Hartford through a written letter. Moreover, all VRU transactions will be assigned a unique confirmation number which will become part of the Certificate's history. Hartford is not liable for any loss, cost or expense for action on telephone instructions which are believed to be genuine in accordance with these procedures.


---------------------------------------------------
                             VALUATION OF PAYMENTS
                                 AND TRANSFERS

    We value the Certificate on every Valuation Day.

    We will pay Death Proceeds, Cash Surrender Values, partial withdrawals, and Loan amounts attributable to the Investment Divisions within seven (7) days after We receive all the information needed to process the payment unless the NYSE is closed for other than a regular holiday or weekend, trading is restricted by the SEC or the SEC declares that an emergency exists.


    Hartford may defer payment of any amounts not attributable to the Investment Divisions for up to six months from the date on which We receive the request.


---------------------------------------------------
                                     LOANS


    As long as the Certificate is in effect, an Owner may obtain, without the consent of the Beneficiary (provided the designation of Beneficiary is not irrevocable), a cash Loan from Hartford. The maximum Loan amount is equal to the sum of the Cash Surrender Value plus outstanding Debt, multiplied by .90, less outstanding Debt.


    The amount of each Loan will be transferred on a Pro-Rata Basis from each of the Investment Divisions (unless the Owner specifies otherwise) to the Loan Account. The Loan Account is the mechanism used to ensure that any outstanding Debt remains fully secured by the Investment Value.

LOAN INTEREST


    Interest will accrue daily on outstanding Debt at the Adjustable Loan Interest Rate indicated in the Certificate. The difference between the value of the Loan Account and any outstanding Debt will be transferred from the Investment Divisions to the Loan Account on each Certificate Anniversary.


    The maximum Adjustable Loan Interest Rate We may charge for Loans is the greater of 5% and the Published Monthly Average for the calendar month two months prior to the date on which the Adjustable Loan Interest Rate is determined. The Published Monthly Average means the "Moody's Corporate Bond
Yield Average -- Monthly Average Corporate" as published by Moody's Investors Service, Inc. or any successor to that service. If that monthly
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ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                               15
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average is no longer published, a substitute average will be used.

CREDITED INTEREST


    Amounts in the Loan Account will be credited with interest at a rate equal to the Adjustable Loan Interest Rate then in effect, minus 1% in the first 10 years that a Certificate is in force, and minus 0.5% thereafter.


LOAN REPAYMENTS


    You can repay any part of or the entire Loan at any time. The amount of the Loan repayment will be allocated to Your chosen Investment Divisions on a Pro Rata Basis, determined as of the date of the Loan repayment. Unless specified otherwise, additional premium payments received by Hartford during the period when a Loan is outstanding will be treated as Loan repayments.


TERMINATION DUE TO EXCESSIVE DEBT

    If total Debt outstanding equals or exceeds the Cash Surrender Value, the Certificate will terminate 31 days after We have mailed notice to Your last known address and that of any assignees of record. If sufficient Loan repayment is not made by the end of this 31 day period, the Certificate will end without value.

EFFECT OF LOANS ON INVESTMENT VALUE

    A Loan, whether or not repaid, will have a permanent effect on the Investment Value because the investment results of each Investment Division will apply only to the amount remaining in such Investment Divisions. The longer a Loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for funds held in the Loan Account, an Owner's Investment Value will not increase as rapidly as it would have had no Loan been made. If the Investment Divisions earn less than the Loan Account, the Owner's Investment Value will be greater than it would have been had no Loan been made. Also, if not repaid, the aggregate amount of outstanding Debt will reduce the Death Proceeds and Cash Surrender Value otherwise payable.

---------------------------------------------------
                                 DEATH BENEFIT

    As long as the Certificate remains in force, the Certificate provides for the payment of the Death Proceeds to the named Beneficiary when the Insured under the Certificate dies. The Death Proceeds payable to the Beneficiary equal the Death Benefit less any Debt outstanding under the Certificate plus any rider benefits payable. The Death Benefit depends on the Death Benefit option You select and is determined as of the date of the death of the Insured.

DEATH BENEFIT OPTIONS

    There are two Death Benefit options: Death Benefit option A and Death Benefit option B:

1. Under the Death Benefit option A, the Death Benefit is the greater of (a) the Face Amount and (b) the Variable Insurance Amount.

2. Under Death Benefit option B, the Death Benefit is the greater of (a) the Face Amount plus the Cash Value and (b) the Variable Insurance Amount.

    Regardless of which Death Benefit option You select, the maximum amount payable under such option will be the Death Proceeds.

OPTION CHANGE


    While the Certificate is in force, You may change the Death Benefit option selected under a Certificate by making a request In Writing during the lifetime of the Insured. If the change is from Death Benefit option A to Death Benefit option B, satisfactory evidence of insurability must be provided to Hartford. The Face Amount after the change will be equal to the Face Amount before the change, less the Cash Value on the effective date of the change. If the change is from Death Benefit option B to Death Benefit option A, the Face Amount after the change will be equal to the Face Amount before the change plus the Cash Value on the effective date of change. Any change in the selection of a Death Benefit option will become effective at the beginning of the Coverage month following Hartford's approval of such change. We will notify You that the change has been made.


    All or part of the Death Proceeds may be paid in cash or applied under one of the payment options described below.

PAYMENT OPTIONS


    Death Proceeds under the Certificate may be paid in a lump sum or may be applied to one of Hartford's payment options. The minimum amount that may be placed under a payment option is $5,000 unless Hartford consents to a lesser amount. Once payments under payment options 2, 3 or 4 commence, no surrender of the Certificate may be made for the purpose of receiving a lump sum settlement in lieu of the life insurance payments. The following options are available under the Certificates:


    FIRST OPTION -- Interest Income

    Payments of interest at the rate We declare, but not less than 3% per year, on the amount applied under this option.

    SECOND OPTION -- Income of Fixed Amount

    Equal payments of the amount chosen until the amount applied under this option, with interest of not less than 3% per year, is exhausted. The final payment will be for the balance remaining.
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16                               ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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    THIRD OPTION -- Payments for a Fixed Period

    An amount payable monthly for the number of years selected which may be from 1 to 30 years.

    FOURTH OPTION -- Life Income

   LIFE ANNUITY -- an annuity payable monthly during the lifetime of the Annuitant and terminating with the last monthly payment due preceding the death of the Annuitant. Under this option, it is possible that only one monthly annuity payment would be made, if the Annuitant died before the second monthly annuity payment was due.

   LIFE ANNUITY WITH 120 MONTHLY PAYMENTS CERTAIN -- an annuity providing monthly income to the Annuitant for a fixed period of 120 months and for as long thereafter as the Annuitant shall live.


    The fourth payment option is based on the 1983a Individual Annuity Mortality Table set back one year and a net investment rate of 3% per annum. The amount of each payment under this option will depend upon the age of the Annuitant at the time the first payment is due. If any periodic payment due any payee is less than $200, Hartford may make payments less often. The first, second and third payment options are based on a net investment rate of 3% per annum. Hartford may, however, from time to time, at Our discretion if mortality appears more favorable and interest rates justify, apply other tables which will result in higher monthly payments for each $1,000 applied under one or more of the four payment options.



    Hartford will make any other arrangements for income payments as may be agreed on.


LEGAL DEVELOPMENTS REGARDING INCOME PAYMENTS

    In those states affected by the 1983 Supreme Court decision in Arizona Governing Committee v. Norris, income payment options involving life income are based on unisex actuarial tables. In addition, legislation has previously been introduced in Congress which, had it been enacted, would have required the use of tables that do not vary on the basis of sex for some or all annuities. Currently, several states have enacted such laws.

BENEFICIARY


    The Owner names the Beneficiary in the enrollment form for the Certificate. The Owner may change the Beneficiary (unless irrevocably named) during the Insured's lifetime by written request to Hartford. If no Beneficiary is living when the Insured dies, the Death Proceeds will be paid to the Owner if living; otherwise to the Owner's estate.


INCREASES AND DECREASES IN FACE AMOUNT


    The minimum Face Amount of the Certificate is $50,000. At any time after purchasing a Certificate, the Owner may request a change in the Face Amount by making a request In Writing to Hartford and directing such request to Hartford's Customer Service Center.


    All requests to increase the Face Amount must be applied for on a new enrollment form. All requests will be subject to evidence of insurability satisfactory to the Company and subject to Our rules then in effect. Any increase approved by Us will be effective on the Processing Date following the date We approve the request. The Monthly Deduction Amount on the first Processing Date on or after the effective date of the increase will reflect a charge for the increase.

    A decrease in the Face Amount will be effective on the first Processing Date following the date We receive the request. Decreases must reduce the Face Amount by at least $25,000, and the remaining Face Amount must not be less than $50,000. Decreases will be applied:

(a) to the most recent increase; then

(b) successively to each prior increase, and then

(c) to the initial Face Amount.

    We reserve the right to limit the number of Face Amount increases or decreases made under the Certificate to no more than one in any 12 month period.

---------------------------------------------------
                              BENEFITS AT MATURITY


    If the Insured is living on the Maturity Date, on surrender of the Certificate to Hartford, Hartford will pay to the Owner the Cash Surrender Value on the date the Certificate is surrendered. However, on the Maturity Date, the Certificate will terminate and Hartford will have no further obligations under the Certificate.


---------------------------------------------------
                          TERMINATION OF PARTICIPATION
                              IN THE GROUP POLICY


    Participation in the Group Policy may be terminated by Hartford or the Participating Employer. The party initiating the termination must provide notice of such termination to each Owner of record, at his or her last known address, at least 15 days prior to the date of termination. In the event of such termination, no new enrollment forms for new Insureds will be accepted on or after the date notice of discontinuance is received or sent by Hartford, whichever is applicable, nor will any new Certificates be issued. If premium payments are discontinued, Hartford will continue insurance Coverage under the Certificate as long as the Cash Surrender Value is sufficient to cover the charges due. This Continuation of Insurance will not continue the Coverage under the Certificate beyond Attained Age 100, nor will it continue any optional benefit rider beyond the Certificate's date of termination. If the Group Policy is discontinued or amended to discontinue

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ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                               17
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the eligible class to which an Insured belongs (and if the Coverage on the
Insured is not transferred to another insurance carrier), any Certificate then in effect will remain in force under the discontinued Group Policy, provided it is not canceled or surrendered by the Owner, subject to Hartford's qualifications then in effect.


---------------------------------------------------
                         LAPSE AND REINSTATEMENT WHILE
                         THE GROUP POLICY IS IN EFFECT

LAPSE AND GRACE PERIOD


    A Grace Period of 61 days will be allowed following the date We mail to the Owner notice that the Cash Surrender Value is insufficient to pay the charges due under the Certificate. Unless the Owner has given Hartford written notice of termination in advance of the date of termination of the Certificate, insurance will continue in force during the Grace Period. The Owner will be liable to Hartford for all charges due under the Certificate then unpaid for the period the Certificate remains in force.


    In the event that total Debt outstanding equals or exceeds the Cash Surrender Value, the Certificate will terminate 31 days after We have mailed notice to Your last known address and that of any assignees of record. If sufficient Loan repayment is not made by the end of this 31 day period, the Certificate will end without value.

REINSTATEMENT

    Prior to the death of the Insured, and unless (1) the Group Policy is terminated (See "Termination of Participation in the Group Policy") or (2) the Certificate has been surrendered for cash, the Certificate may be reinstated prior to the Maturity Date, provided:

(a) you make Your request within three (3) years of the date of lapse; and

(b) satisfactory evidence of insurability is submitted.

    To reinstate Your Certificate, you must remit a premium payment large enough to keep the coverage under the Certificate in force for at least 3 months following the date of reinstatement. The Face Amount of the reinstated Certificate cannot exceed the Face Amount at the time of lapse. The Investment Value on the reinstatement date will reflect:

(a) The Investment Value at the time of termination; plus

(b) Net Premiums attributable to premiums paid at the time of reinstatement.

    Upon reinstatement, any Debt at the time of termination must be repaid or carried over to the reinstated Certificate.

---------------------------------------------------
                          ENROLLMENT FOR A CERTIFICATE


    Individuals wishing to purchase a Certificate must submit an enrollment form to Hartford. Within limits, an applicant may choose the Initial Premium and the initial Face Amount. A Certificate generally will be issued only on the lives of Insureds Attained Age 79 and under who supply evidence of insurability satisfactory to the Company. Acceptance is subject to Hartford's underwriting rules and Hartford reserves the right to reject an enrollment form for any reason. No change in the terms or conditions of a Certificate will be made without the consent of the Owner.


    The Certificate will be effective on the Coverage Date only after Hartford has received all outstanding delivery requirements and received the Initial Premium. The Coverage Date is the date used to determine all future cyclical transactions on the Certificate, e.g., Processing Date, Coverage months and Coverage Years.

---------------------------------------------------
                              THE RIGHT TO EXAMINE
                                THE CERTIFICATE


    An Owner has a limited right to return a Certificate. Subject to applicable state regulation, if the Certificate is returned, by mail or personal delivery to Hartford or to the agent who sold the Certificate, to be canceled within 10 days after delivery of the Certificate to the Owner, Hartford will return either
(1) the total amount of premiums or (2) the Cash Value plus charges deducted under the Certificate to the Owner within 7 days. If the state where Your Certificate is issued requires that We return Your Initial Premium, We will allocate Your initial Net Premium to the HVA Money Market Investment Division. If the state of issue of Your Certificate provides for Our return of the Certificate's Cash Value to the Owner, We will allocate the initial Net Premium immediately among Your chosen Investment Divisions.


---------------------------------------------------
                          DEDUCTIONS FROM THE PREMIUM

    Before allocating the Net Premium to the Investment Divisions, a deduction as a percentage of premium is made for the front-end sales load, premium taxes and the DAC tax charge. The amount of each premium allocated to the Investment Divisions is Your Net Premium.

FRONT-END SALES LOAD


    The current front-end sales load is 6.75% of any premium paid for Coverage Years 1 through 7 and 4.75% of any premium paid in Coverage Years 8 and later.


    Front-end sales loads cover expenses related to the sale and distribution of the Certificates. The front-end sales load may be reduced for certain sales of the Certificates under circumstances which result in a saving of such sales and distribution expenses. To qualify for such a reduction, a plan must satisfy certain criteria as to, for example, the
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18                               ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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expected number of Owners and the anticipated Face Amount of all Certificates under the plan. Generally, the sales contacts and effort and administrative costs per Certificate vary based on such factors as the size of the plan, the purpose for which Certificates are purchased and certain characteristics of the plan's members. The amount of reduction and the criteria for qualification are related to the reduced sales effort and administrative costs resulting from sales to qualifying plans. Hartford may modify from time to time on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners funded by the Separate Account.


PREMIUM RELATED TAX CHARGE


    We deduct a percentage of each premium to cover taxes assessed against Hartford that are attributable to premiums. This percentage will vary by locale depending on the tax rates in effect there. The range of premium taxes actually deducted by Hartford currently ranges from 0% to 4%.


DAC TAX CHARGE

    The Company deducts 1.25% of each premium to cover a federal premium tax assessed against the Company. This charge is reasonable in relation to the Company's federal income tax burden, under Section 848 of the Code, resulting from the receipt of premiums. We will adjust this charge based on changes in the applicable tax law.

---------------------------------------------------
                          DEDUCTIONS AND CHARGES FROM
                              THE INVESTMENT VALUE

MONTHLY DEDUCTION AMOUNTS


    On the Coverage Date and on each subsequent Processing Date, Hartford will deduct an amount (the "Monthly Deduction Amount") from the Investment Value to cover certain charges and expenses incurred in connection with a Certificate. The Monthly Deduction Amount will vary from month to month. These will be taken from the Charge Deduction Division, if designated in the enrollment form for the Certificate or later elected.


    If a Charge Deduction Division has been designated but the Investment Value in the Charge Deduction Division is less than that required to cover all charges due on such date:

(1) Hartford will apply the Investment Value of the Charge Deduction Division to the charges due and set the Investment Value in the Charge Deduction Division to zero; and

(2) any additional amount due will be allocated among the remaining Investment Divisions on a Pro Rata Basis.

    If no Charge Deduction Division has been designated or elected, any amounts due will be allocated among the Owner's chosen Investment Divisions on a Pro Rata Basis.

    The Monthly Deduction Amount equals:

(a) the administrative expense charge; plus

(b) the charges for cost of insurance, plus any charges for additional benefits provided by rider.

    (a)COST OF INSURANCE CHARGE

       The charge for the cost of insurance is equal to:

        (i) the cost of insurance rate per $1,000; multiplied by

        (ii) the Net Amount at Risk; divided by

       (iii) $1,000

      The Net Amount at Risk equals the Death Benefit less the Cash Value on that date.


      The cost of insurance charge is to cover Hartford's anticipated mortality costs. Hartford uses various underwriting procedures, including medical underwriting procedures, depending on the characteristics of the group to which the Group Policies are issued. The current cost of insurance rates for standard risks may be equal to or less than the 1980 Commissioners Standard Ordinary Mortality Table. Substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of the 1980 Commissioners Standard Ordinary Mortality Table. The multiple will be based on the Insured's risk class. The use of simplified underwriting and guaranteed issue procedures may result in the cost of insurance charges being higher for some individuals than if medical underwriting procedures were used.



      Cost of insurance rates are based on the age, sex (except where unisex rates apply), and rate class of the Insured and group mortality characteristics and the particular characteristics (such as the rate class structure) under the Group Policy that are agreed to by Hartford and the Participating Employer. The actual monthly cost of insurance rates will be based on Hartford's expectations as to future experience. Hartford will determine the cost of insurance rate at the start of each Coverage Year. Any changes in the cost of insurance rate will be made uniformly for all Insureds in the same risk class.



      The rate class of an Insured affects the cost of insurance rate. Hartford and the Participating Employer will agree to the number of classes and characteristics of each class. The classes may vary by smokers and nonsmokers, active and retired status, and/or any other nondiscriminatory classes agreed to by the Participating Employer. Where smoker and non-smoker divisions are provided, an Insured who is in the

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ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                               19
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    nonsmoker division of a rate class will have a lower cost of insurance than an Insured in the smoker division of the same rate class, even if each Insured has an identical Certificate.

      Because the Cash Value and the Death Benefit Amount under a Certificate may vary from month to month, the cost of insurance charge may also vary on each Processing Date.

    (b)RIDER CHARGE

      If the policy includes riders, a charge is deducted from the Investment Value on each Processing Date.


      The charge applicable to these riders is to compensate Hartford for anticipated cost of providing these benefits and are specified on the applicable rider.


      The Riders available are described on page 21 under "Supplemental Benefits" section.

    (c)MONTHLY ADMINISTRATIVE FEE AND OTHER EXPENSE CHARGES


      Hartford will assess a monthly administrative charge to compensate Hartford for administrative costs in connection with the Certificates. This charge will be $5 per Coverage month initially and is guaranteed never to exceed $10.00 per Coverage month. This charge covers the average expected cost for these expenses.


---------------------------------------------------
                       MORTALITY AND EXPENSE RISK CHARGE


    A charge is made for mortality and expense risks assumed by Hartford. Hartford deducts a daily charge at a maximum effective annual rate of .65% of the value of each Investment Division's assets. See also, "Premiums -- Accumulation Unit Values," Page 12.


    The Mortality and Expense Risk Charge is equal to:

    (i) the Mortality and Expense Risk Rate; multiplied by

    (ii) the portion of the Cash Value allocated to the Investment Divisions and the Loan Account.

    The mortality risk assumed is that the actual cost of insurance charges specified in the Certificate will be insufficient to meet actual claims. The expense risk assumed is that expenses incurred in issuing and administering the Certificates will exceed the administrative charges set forth therein.


    If these charges are insufficient to cover actual costs and assumed risks, the loss will fall on Hartford. Conversely, if the charge proves more than sufficient, any excess will be added to Hartford's surplus.


TAXES


    Currently, no charge is made to the Separate Account for federal, state, and local taxes that may be attributable to the Separate Account. A change in the applicable federal, state or local tax laws which impose tax on Hartford and/or the Separate Account may result in a charge against the Certificates in the future. Charges for other taxes, if any, attributable to the Separate Account may also be made.


---------------------------------------------------
                                 OTHER MATTERS

--------------------------------
                     ADDITIONS, DELETIONS OR SUBSTITUTIONS
                                 OF INVESTMENTS


    Hartford reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the Separate Account and the Investment Divisions which fund the Group Policies. If shares of any of the Portfolios should no longer be available for investment, or if, in the judgment of Hartford's management, further investment in shares of any Portfolio should become inappropriate in view of the purposes of the Group Policies, Hartford may substitute shares of another Portfolio for shares already purchased, or to be purchased in the future, under the Group Policies. No substitution of securities will take place without notice to and consent of Owners and without prior approval of the SEC to the extent required by the 1940 Act. Subject to Owner approval, if required, Hartford also reserves the right to end the registration under the 1940 Act of the Separate Account or any other separate accounts of which it is the depositor which may fund the Group Policies.



    It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither Hartford nor the Funds currently foresee any such disadvantages either to variable life insurance Owners or to variable annuity contract owners, the Board of Directors of The Hartford Funds, the Board of Trustees for the Neuberger & Berman Trust, the Board of Trustees for The Alger American Fund and the Board of Trustees for each of the VIP Fund and the VIP Fund II (collectively the "Boards") intend to monitor events in order to identify any material conflicts between such Owners and to determine what action, if any, should be taken in response thereto. If the Boards were to conclude that separate funds should be established for variable annuity and variable life insurance separate accounts, Hartford will bear the attendant expenses.


---------------------------------------------------
                                 VOTING RIGHTS


    In accordance with its view of presently applicable law, Hartford will vote the shares of the Funds at regular and special meetings of the shareholders of the Funds in accordance with instructions from Owners (or the assignee of the

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20                               ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


Certificates, as the case may be) having a voting interest in the Separate Account. The number of shares held in the Separate Account which are attributable to each Owner is determined by dividing the Owner's interest in each Investment Division by the net asset value of the applicable shares of the Funds. Hartford will vote shares for which no instructions have been given and shares which are not attributable to Owners (i.e., shares owned by Hartford) in the same proportion as it votes shares for which it has received instructions. If the 1940 Act or any rule promulgated thereunder should be amended, however, or if Hartford's present interpretation should change and, as a result, Hartford determines it is permitted to vote the shares of the Funds in its own right, it may elect to do so.


    The voting interests of the Owners (or the assignees) in the Funds will be determined as follows: Owners may cast one vote for each full or fractional Accumulation Unit owned under their respective Certificates and allocated to an Investment Division the assets of which are invested in the particular Fund on the record date for the shareholder meeting for that Fund. If, however, an Owner has taken a Loan secured by the Certificate, amounts transferred from the Investment Division(s) to the Loan Account(s) in connection with the Loan (see "Certificate Benefits and Provisions -- Loans," page 14) will not be considered in determining the voting interests of the Owner. Owners should review the prospectuses for the Funds which accompany this Prospectus to determine matters on which shareholders may vote.


    Hartford may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Funds or to approve or disapprove an investment advisory policy for the Funds. In addition, Hartford itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or the investment adviser of the Funds if Hartford reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities. In the event Hartford does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to Owners.


---------------------------------------------------
                                   OUR RIGHTS

    We reserve the right to take certain actions in connection with Our operations and the operations of the Separate Account. These actions will be taken in accordance with applicable laws (including obtaining any required approval of the SEC). If necessary, We will seek approval by Owners.

    Specifically, We reserve the right to:

    - Add or remove any Investment Division;

    - Create new separate accounts;

    - Combine the Separate Account with one or more other separate accounts;

    - Operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

    - Deregister the Separate Account under the 1940 Act;

    - Manage the Separate Account under the direction of a committee or discharge such committee at any time;

    - Transfer the assets of the Separate Account to one or more other separate accounts; and

    - Restrict or eliminate any of the voting rights of Owners or other persons who have voting rights as to the Separate Account.


    Hartford also reserves the right to change the name of the Separate Account.


    We have reserved all rights to the name of ITT Hartford Life and Annuity Insurance Company or any part of it. We may allow the Separate Account and other entities to use Our name or part of it, but We may also withdraw this right.

---------------------------------------------------
                              STATEMENTS TO OWNERS

    We will send You a statement at least once each Coverage Year, showing:

(a) the current Cash Value, Cash Surrender Value and Face Amount;

(b) the premiums paid, Monthly Deduction Amounts and Loans since the last report;

(c) the amount of any outstanding Debt;

(d) notifications required by the provisions of the Certificate; and

(e) any other information required by the Insurance Department of the State where the Certificate was delivered.

---------------------------------------------------
                           LIMIT ON RIGHT TO CONTEST


    Hartford may not contest the validity of the Certificate after it has been in effect during the Insured's lifetime for two years from the Issue Date. If the Certificate is reinstated, the two-year period is measured from the date of reinstatement. Any increase in the Face Amount as a result of a premium payment is contestable for two years from its effective date. In addition, if the Insured commits suicide in the two-year period, or such period as specified in state law, the Death Benefit payable will be limited to the premiums paid less any outstanding Debt and partial withdrawals.

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                               21
--------------------------------------------------------------------------------

---------------------------------------------------
                         MISSTATEMENT AS TO AGE OR SEX

    If the age or sex of the Insured is incorrectly stated, the amount of all benefits payable will be appropriately adjusted, as specified in the Certificate.

---------------------------------------------------
                                   ASSIGNMENT


    The Certificate may be assigned as collateral for a loan or other obligation. Hartford is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.


---------------------------------------------------
                                   DIVIDENDS

    No dividends will be paid under the Certificates.

---------------------------------------------------
                               EXPERIENCE CREDITS

    The Certificates issued under a Group Policy may be eligible for experience credits due to administrative savings. The amount of any experience credit may be paid in cash or applied to and used to increase the Investment Value.

---------------------------------------------------
                             SUPPLEMENTAL BENEFITS

    The following supplemental benefit, which is subject to the restrictions and limitations set forth therein, may be included in a Certificate.

---------------------------------------------------
                         MATURITY DATE EXTENSION RIDER

    We will extend the Maturity Date (the date on which the Certificate will mature), to the date of death of the Insured. Certain Death Benefit and premium restrictions apply. See "Federal Tax Considerations -- Income Taxation of Certificate Benefits," page 24.

22                               ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        EXECUTIVE OFFICERS AND DIRECTORS


                                         POSITION WITH HARTFORD              OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
           NAME, AGE                        YEAR OF ELECTION                       FOR PAST 5 YEARS; OTHER DIRECTORSHIPS
--------------------------------  -------------------------------------  ----------------------------------------------------------
Wendell J. Bossen, 63             Vice President, 1995**                 Vice President (1992-Present), Hartford Life Insurance
                                                                           Company; Executive Vice President (1984), Mutual
                                                                           Benefit.
Gregory A. Boyko, 45              Vice President, 1995                   Vice President & Controller (1995-Present), Hartford Life
                                                                           Insurance Company; Chief Financial Officer (1994-1995),
                                                                           IMG American Life; Senior Vice President (1992-1994),
                                                                           Connecticut Mutual Life Insurance Company.
Peter W. Cummins, 60              Vice President, 1993                   Vice President, Individual Annuity Operations
                                                                           (1989-Present), Hartford.
Ann M. deRaismes, 46              Vice President, 1994                   Vice President (1994-Present); Assistant Vice President
                                                                           (1992-1994); Director of Human Resources (1991-1997),
                                                                           Hartford Life Insurance Company.
James R. Dooley, 60               Vice President, 1973                   Vice President, Director Information Services
                                                                           (1973-Present), Hartford.
Timothy M. Fitch, 44              Vice President, 1995                   Vice President, (1995-Present); Assistant Vice President
                                                                           (1993-1995); Director (1991-1993), Hartford Life
                                                                           Insurance Company.
Bruce D. Gardner, 46              Director, 1991*                        Vice President (1996-Present); General Counsel and
                                                                           Corporate Secretary (1991-1995), Hartford Life Insurance
                                                                           Company.
Joseph H. Gareau, 50              Executive Vice President &             Senior Vice President & Chief Investment Officer
                                  Chief Investment Officer, 1993           (1992-1993), Hartford; Senior Vice President & Chief
                                  Director, 1993*                          Investment Officer (1992), Hartford Insurance Group.
Donald J. Gillette, 51            Vice President, 1993                   Vice President, Director of Marketing (1991-Present),
                                                                           Hartford.
Lynda Godkin, 43                  General Counsel, 1996                  Associate General Counsel and Corporate Secretary
                                  Corporate Secretary, 1995                (1995-1996); Assistant General Counsel and Secretary
                                                                           (1994-1995); Counsel (1990-1994), Hartford Life
                                                                           Insurance Company.
Lois W. Grady, 52                 Vice President, 1993                   Assistant Vice President (1988-1993), Hartford Life
                                                                           Insurance Company.
David A. Hall, 43                 Senior Vice President &                Senior Vice President & Actuary (1993-Present), Hartford.
                                  Actuary, 1993
Robert A. Kerzner, 45             Vice President, 1994                   Vice President (1994-Present); Regional Vice President
                                                                           (1991-1994), Hartford.
William B. Malchodi, Jr., 46      Vice President, 1994                   Vice President (1994-Present); Director of Taxes
                                  Director of Taxes, 1992                  (1992-Present), Hartford Insurance Group.
Thomas M. Marra, 38               Executive Vice President &             Senior Vice President & Director, Individual Life and
                                  Director, Individual Life and            Annuity Division (1993-1996); Director of Individual
                                  Annuity Division, 1996                   Annuities (1991-1993), Hartford.
                                  Director, 1994*
Steven L. Mattieson, 52           Vice President, 1984                   Vice President, Director of New Business (1984-Present),
                                                                           Hartford.
Joseph J. Noto, 45                Vice President, 1989                   President and Director (1994-Present), American Maturity
                                                                           Life Insurance Company; Vice President (1989-Present),
                                                                           Hartford Life Insurance Company.

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                               23
--------------------------------------------------------------------------------


                                         POSITION WITH HARTFORD              OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
           NAME, AGE                        YEAR OF ELECTION                       FOR PAST 5 YEARS; OTHER DIRECTORSHIPS
--------------------------------  -------------------------------------  ----------------------------------------------------------
Craig D. Raymond, 36              Vice President, 1993                   Assistant Vice President (1992-1993); Actuary (1989-1994),
                                  Chief Actuary, 1994                      Hartford Life Insurance Company.
David T. Schrandt, 49             Vice President, 1987                   Vice President, Treasurer and Controller (1987-Present),
                                  Treasurer, 1987                          Hartford.
Lowndes A. Smith, 57              President, 1989                        President & Chief Operating Officer (1989-Present),
                                  Chief Executive Officer, 1993            Hartford Life Insurance Company.
                                  Director, 1985*
Lizabeth H. Zlatkus, 37           Vice President, 1994                   Vice President, Director Business Operaitons
                                  Director, 1994*                          (1994-Present), Assistant Vice President, Director
                                                                           Executive Operations (1992-1994), Hartford Life
                                                                           Insurance Company.

------------------------
 * Denotes date of election to Board of Directors.
** ITT Hartford Affiliated Company.



    Unless otherwise indicated, the principal business address of each the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.


---------------------------------------------------
                              DISTRIBUTION OF THE
                                 GROUP POLICIES


    Hartford intends to sell the Group Policies in all jurisdictions where it is licensed to do business. The Group Policies will be sold by life insurance sales representatives who represent Hartford and who are registered representatives of Hartford Equity Sales Company, Inc. ("HESCO"), or certain other registered Broker-Dealers. Any sales representative or employee will have been qualified to sell variable life insurance policies under applicable Federal and State laws. Each Broker-Dealer is registered with the SEC under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc. HESCO is the principal underwriter for the Group Policies. The maximum sales commission payable to Hartford agents, independent registered insurance brokers, and other registered Broker-Dealers is 6% of the premiums paid. In addition, expense allowances may be paid. The sales representative may be required to return all or a portion of the commissions paid if a Certificate terminates prior to the second Certificate Anniversary.


---------------------------------------------------
                          SAFEKEEPING OF THE SEPARATE
                                 ACCOUNT ASSETS


    The assets of the Separate Account are held by Hartford. The assets of the Separate Account are kept physically segregated and held separate and apart from the General Account of Hartford. Hartford maintains records of all purchases and redemptions of shares of the Fund. Additional protection for the assets of the Separate Account is afforded by Hartford's blanket fidelity bond issued by Aetna Casualty and Surety Company, in the aggregate amount of $50 million, covering all of the officers and employees of Hartford.


---------------------------------------------------
                           FEDERAL TAX CONSIDERATIONS

--------------------------------    GENERAL

    SINCE THE TAX LAW IS COMPLEX AND SINCE TAX CONSEQUENCES WILL VARY ACCORDING TO THE ACTUAL STATUS OF THE POLICY OWNER INVOLVED AND THE TYPE OF PLAN UNDER WHICH THE POLICY IS PURCHASED, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, TRUSTEE OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A POLICY DESCRIBED HEREIN.


    It should be understood that any detailed description of the Federal income tax consequences regarding the purchase of these Policies cannot be made in this Prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed herein. In addition, no attempt is made here to consider any applicable state or other tax laws. For detailed information, a qualified tax adviser should always be consulted. This discussion of Federal tax considerations is based upon Hartford understanding of current Federal income tax laws as they are currently interpreted.


---------------------------------------------------
                            TAXATION OF THE COMPANY
                            AND THE SEPARATE ACCOUNT


    The Separate Account is taxed as a part of Hartford which is taxed as a life insurance company under Part 1 of Subchapter L of Chapter 1 of the Internal Revenue Code ("Code"). Accordingly, the Separate Account will not be

24                               ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

taxed as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Investment Divisions) are reinvested and are taken into account in determining the value of the Accumulation Units (see "Certificate Benefits and Provisions -- Values under the Certificate", on page 13). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Certificate.


    Hartford does not expect to incur any Federal income tax on the earnings or realized capital gains attributable to the Separate Account. Based upon these expectations, no charge is currently being made to the Separate Account for Federal income taxes. If Hartford incurs income taxes attributable to the Separate Account or determines that such taxes will be incurred, it may assess a charge for taxes against the Separate Account.


---------------------------------------------------
                    INCOME TAXATION OF CERTIFICATE BENEFITS


    For Federal income tax purposes, the Certificates should be treated as life insurance policies under Section 7702 of the Code. The death benefit under a life insurance policy is excluded from the gross income of the Beneficiary. Also, a life insurance policy owner is not taxed on increments in the policy value until the policy is partially or completely surrendered. Section 7702 limits the amount of premiums that may be invested in a policy that is treated as life insurance. Hartford intends to monitor premium levels to assure compliance with the Section 7702 standards.


    During the first fifteen policy years, an "income first" rule generally applies to any distribution of cash that is required under Code Section 7702 because of a reduction in benefits under the Certificate.


    Hartford also believes that any Loan received under a Certificate will be treated as Debt of the Owner, and that no part of any Loan under a Certificate will constitute income to the Owner. A surrender or assignment of the Certificate may have tax consequences depending upon the circumstances. Owners should consult qualified tax advisers concerning the effect of such changes.


    Federal, state, and local estate tax, inheritance, and other tax consequences of ownership or receipt of Certificate proceeds depend on the circumstances of each Owner or Beneficiary.


    The Maturity Date Extension Rider allows an Owner to extend the Maturity Date to the date of the death of the Insured. Although Hartford believes that the Certificate will continue to be treated as a life insurance contract for federal income tax purposes after the scheduled Maturity Date, due to the lack of specific guidance on this issue, this result is not certain. If the Certificate is not treated as a life insurance contract for federal income tax purposes after the Maturity Date, among other things, the Death Proceeds may be taxable to the recipient. The Owner should consult a competent tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled Maturity Date.


---------------------------------------------------
                          MODIFIED ENDOWMENT CONTRACTS

    Code Section 7702A applies an additional test, the "seven-pay" test, to life insurance contracts. A modified endowment contract is a life insurance policy which satisfies the Section 7702 definition of life insurance but fails the seven-pay test of Section 7702A. A policy fails the seven-pay test if the accumulated amount paid into the Certificate at any time during the first seven Coverage Years exceeds the sum of the net level premiums that would have been paid up to that point if the Certificate provided for paid-up future benefits after the payment of seven level annual premiums. Computational rules for the seven-pay test are described in Section 7702A(c).

    A policy that is classified as a modified endowment contract is eligible for certain aspects of the beneficial tax treatment accorded to life insurance. That is, the death benefit is excluded from income and increments in value are not subject to current taxation. However, withdrawals and loans from a modified endowment policy are treated first as income, then as a recovery of basis. Taxable withdrawals are subject to a 10% additional tax, with certain exceptions. Generally, only distributions and loans made in the first year in which a policy becomes a modified endowment policy, and in subsequent years, are taxable. However, distributions and loans made in the two years prior to a policy's failing the seven-pay test are deemed to be in anticipation of failure and are subject to tax.

    If the Certificate satisfies the seven-pay test for seven years, distributions and loans made thereafter will not be subject to the modified endowment policy rules, unless the Certificate is changed materially. The seven-pay test will be applied anew at any time the Certificate undergoes a material change, which includes an increase in the Face Amount.

    All modified endowment policies that are issued within any calendar year to the same policy owner by one company or its affiliates shall be treated as one modified endowment policy for the purpose of determining the taxable portion of any loan or distribution.


    Hartford has instituted procedures to monitor whether a Certificate may become a modified endowment contract after issue.


---------------------------------------------------
                          DIVERSIFICATION REQUIREMENTS

    Section 817 of the Code provides that a variable life insurance policy (other than a pension plan policy) will not be treated as a life insurance policy for any period during

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                               25
--------------------------------------------------------------------------------

which the investments made by the separate account underlying the policy are not adequately diversified in accordance with regulations prescribed by the Treasury. If a policy is not treated as a life insurance policy, the policy owner will be subject to income tax on the annual increases in cash value. The Treasury has issued diversification regulations which, among other things, generally require that no more than 55% of the value of the total assets of the segregated asset account (such as the Funds) underlying a variable contract is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In addition, in the case of government securities, each government agency or instrumentality shall be treated as a separate issuer. If the diversification standards are not met, non-pension policy owners will be subject to current tax on the increase in cash value in the policy.

    A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to need the diversification standards, the company may comply within a reasonable period and avoid the taxation of policy income on an ongoing basis. However, either the company or Policy Owner must agree to pay the tax due for the period during which the diversification standards were not met. The amount required to be paid shall be an amount based upon the tax that would have been owed by the policy owner if they were treated as receiving the income on the policy for such period or periods.

---------------------------------------------------
                         FEDERAL INCOME TAX WITHHOLDING

    If any amounts are deemed to be current taxable income to the Owner, such amounts will be subject to Federal income tax withholding and reporting, pursuant to Section 3405 of the Internal Revenue Code.

---------------------------------------------------
                            OTHER TAX CONSIDERATIONS

    Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Certificate ownership and distributions under federal, state and local law.

---------------------------------------------------
                               LEGAL PROCEEDINGS


    There are no material legal proceedings pending to which the Separate Account is a party.


---------------------------------------------------
                                    EXPERTS


    The audited statutory-basis financial statements included in this prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report. Reference is made to said report on the statutory-basis financial statements of ITT Hartford Life and Annuity Insurance Company which states the statutory-basis financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, not presented in accordance with generally accepted accounting principles. Reference is made to said report on the statutory-basis financial statements of ITT Hartford Life and Annuity Insurance Company (the Depositor), which includes an explanatory paragraph with respect to the change in valuation method in determining aggregate reserves for future benefits in 1994, as discussed in Note 1 of Notes to Statutory Financial Statements. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.



    The hypothetical illustrations included in this Prospectus and Registration Statement have been approved by Pauline Gyllenhammer, ASA, MAAA, Assistant Actuary, are included in reliance upon his opinion as to their reasonableness.


---------------------------------------------------
                             REGISTRATION STATEMENT


    A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 as amended. This Prospectus does not contain all information set forth in the registration statement, its amendments and exhibits, to all of which reference is made for further information concerning the Separate Account, Hartford, the Group Policies and the Certificates.

26                               ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   APPENDIX A
                 ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES
                           AND CASH SURRENDER VALUES

The following tables illustrate how the Death Benefits, Cash Values and Cash Surrender Values of a Policy may change with the investment experience of the Separate Account. The tables show how the Death Benefits, Cash Values and Cash Surrender Values of a Certificate issued to an Insured of a given age would vary over time if the investment return on the assets held in each Portfolio were a uniform, gross annual rate of 0%, 6% and 12%. The Death Benefits, Cash Values and Cash Surrender Values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual Coverage Years. The tables assume that no Loans are made and that no partial withdrawals have been made. The tables are also based on the assumption that the Owner has not requested an increase or decrease in the Face Amount and that no transfers have been made in any Coverage Years.

    The tables on pages 27 to 38 illustrate a Certificate issued to a Male Insured, Age 45 in the Medical Non-Smoker Class with an Initial Face Amount of $250,000. The Death Benefits, Cash Values and Cash Surrender Values would be lower if the Insured was a smoker or in a special class since the cost of insurance charges would increase.

    The tables reflect the fact that the net return on the assets held in the Investment Divisions is lower than the gross after-tax return of the Funds. This is because these tables assume an investment management fee and other estimated Fund expenses totaling 0.70%. The 0.70% figure is based on an average of the current management fees and expenses of the available twelve Funds, taking into account any applicable expense caps or reimbursement arrangements. Actual fees and expenses of the Funds associated with a Certificate may be more or less than 0.70%, will vary from year to year, and will depend on how the Cash Value is allocated.

    As their headings indicate, the tables reflect the deductions of current contractual charges and guaranteed contractual charges for a single gross interest rate. These charges include the daily charge to the Separate Account for assuming mortality and expense risks and the monthly administrative expense and cost of insurance charges. All tables assume a charge of 2.00% for taxes attributable to premiums, a 1.25% charge for the Federal DAC tax and reflect the fact that no charges against the Separate Account are currently made for federal, state or local taxes attributable to the Policy or Certificate.

    Each table also shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually.


    Upon request, Hartford will furnish a comparable illustration based on a proposed Certificate's specific circumstances.

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                               27
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           LEVEL DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $14,102 PREMIUM PAID FOR 7 YEARS

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0.00% (-0.70% NET)

                 PREMIUMS             CURRENT CHARGES*                 GUARANTEED CHARGES**
                ACCUMULATED   ---------------------------------  ---------------------------------
   END OF          AT 5%                    CASH                               CASH
   POLICY        INTEREST       CASH      SURRENDER     DEATH      CASH      SURRENDER     DEATH
    YEAR         PER YEAR       VALUE       VALUE      BENEFIT     VALUE       VALUE      BENEFIT
-------------  -------------  ---------  -----------  ---------  ---------  -----------  ---------
          1         14,807       11,943      11,943     250,000     11,013      11,013     250,000
          2         30,355       23,644      23,644     250,000     21,844      21,844     250,000
          3         46,680       35,107      35,107     250,000     32,494      32,494     250,000
          4         63,821       46,369      46,369     250,000     42,971      42,971     250,000
          5         81,819       57,449      57,499     250,000     53,275      53,275     250,000
          6        100,717       68,460      68,460     250,000     63,410      63,410     250,000
          7        120,560       79,312      79,312     250,000     73,372      73,372     250,000
          8        126,588       77,772      77,772     250,000     70,858      70,858     250,000
          9        132,917       76,207      76,207     250,000     68,223      68,223     250,000
         10        139,563       74,608      74,608     250,000     65,444      65,444     250,000
         11        146,541       72,941      72,941     250,000     62,507      62,507     250,000
         12        153,868       71,192      71,192     250,000     59,390      59,390     250,000
         13        161,561       69,331      69,331     250,000     56,081      56,081     250,000
         14        169,639       67,350      67,350     250,000     52,558      52,558     250,000
         15        178,121       65,235      65,235     250,000     48,798      48,798     250,000
         16        187,027       62,899      62,899     250,000     44,763      44,763     250,000
         17        196,378       60,424      60,424     250,000     40,411      40,411     250,000
         18        206,197       57,790      57,790     250,000     35,685      35,685     250,000
         19        216,507       54,983      54,983     250,000     30,519      30,519     250,000
         20        227,332       51,979      51,979     250,000     24,841      24,841     250,000
         25        290,140       32,923      32,923     250,000         --          --          --
         30        370,300        2,817       2,817     250,000         --          --          --

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
 ** THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

     THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

28                               ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                        INCREASING DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $14,102 PREMIUM PAID FOR 7 YEARS

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6.00% (5.30% NET)

                 PREMIUMS             CURRENT CHARGES*                 GUARANTEED CHARGES**
                ACCUMULATED   ---------------------------------  ---------------------------------
   END OF          AT 5%                    CASH                               CASH
   POLICY        INTEREST       CASH      SURRENDER     DEATH      CASH      SURRENDER     DEATH
    YEAR         PER YEAR       VALUE       VALUE      BENEFIT     VALUE       VALUE      BENEFIT
-------------  -------------  ---------  -----------  ---------  ---------  -----------  ---------
          1         14,807       12,674      12,674     250,000     11,715      11,715     250,000
          2         30,355       25,850      25,850     250,000     23,941      23,941     250,000
          3         46,680       39,558      39,558     250,000     36,707      36,707     250,000
          4         63,821       53,858      53,858     250,000     50,048     50, 048     250,000
          5         81,819       68,796      68,796     250,000     63,995      63,995     250,000
          6        100,717       84,514      84,514     250,000     78,589      78,589     250,000
          7        120,560      100,962     100,962     250,000     93,864      93,864     250,000
          8        126,588      105,202     105,202     250,000     96,816      96,816     250,000
          9        132,917      109,613     109,613     250,000     99,812      99,812     250,000
         10        139,563      114,198     114,198     250,000    102,842     102,842     250,000
         11        146,541      118,943     118,943     250,000    105,906     105,906     250,000
         12        153,868      123,850     123,850     251,157    108,999     108,999     250,000
         13        161,561      128,899     128,899     254,526    112,123     112,123     250,000
         14        169,639      134,094     134,094     257,924    115,277     115,277     250,000
         15        178,121      139,436     139,436     261,355    118,458     118,458     250,000
         16        187,027      144,879     144,879     264,744    121,658     121,658     250,000
         17        196,378      150,492     150,492     268,208    124,867     124,867     250,000
         18        206,197      156,274     156,274     271,769    128,071     128,071     250,000
         19        216,507      162,234     162,234     274,451    131,251     131,251     250,000
         20        227,332      168,372     168,372     279,267    134,393     134,393     250,000
         25        290,140      201,822     201,822     300,311    149,164     149,164     250,000
         30        370,300      240,120     240,120     325,173    160,373     160,373     250,000

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
 ** THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

     THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                               29
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           LEVEL DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $14,102 PREMIUM PAID FOR 7 YEARS

  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12.00% (11.30% NET)

                 PREMIUMS             CURRENT CHARGES*                 GUARANTEED CHARGES**
                ACCUMULATED   ---------------------------------  ---------------------------------
   END OF          AT 5%                    CASH                               CASH
   POLICY        INTEREST       CASH      SURRENDER     DEATH      CASH      SURRENDER     DEATH
    YEAR         PER YEAR       VALUE       VALUE      BENEFIT     VALUE       VALUE      BENEFIT
-------------  -------------  ---------  -----------  ---------  ---------  -----------  ---------
          1         14,807       13,403      13,403     250,000     12,416      12,416     250,000
          2         30,355       28,141      28,141     250,000     26,120      26,120     250,000
          3         46,680       44,362      44,362     250,000     41,260      41,260     250,000
          4         63,821       62,264      62,264     250,000     58,004      58,004     250,000
          5         81,819       82,050      82,050     250,000     76,539      76,539     250,000
          6        100,717      104,029     104,029     250,000     97,079      97,079     250,000
          7        120,560      128,268     128,268     297,803    119,704     119,704     278,078
          8        126,588      141,331     141,331     318,794    130,879     130,879     295,392
          9        132,917      155,708     155,708     341,372    143,050     143,050     313,810
         10        139,563      171,523     171,523     365,662    156,292     156,292     333,403
         11        146,541      188,883     391,737     170,696    170,696     170,696     354,243
         12        153,868      207,924     207,924     419,710    186,353     186,353     376,410
         13        161,561      228,775     228,775     449,660    203,374     203,374     399,988
         14        169,639      251,604     251,604     481,721    221,873     221,873     425,066
         15        178,121      276,591     276,591     516,046    241,972     241,972     451,739
         16        187,027      303,826     303,826     552,635    263,795     263,795     480,107
         17        196,378      333,647     333,647     591,889    287,470     287,470     510,279
         18        206,197      366,285     366,285     634,054    313,126     313,126     542,369
         19        216,507      402,004     402,004     679,405    340,896     340,896     576,498
         20        227,332      441,080     441,080     728,217    370,924     370,924     612,796
         25        290,140      698,226     698,226   1,034,173    561,291     561,291     831,973
         30        370,300    1,097,000   1,097,000   1,478,729    837,775     837,775   1,130,313

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
 ** THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

     THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

30                               ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                        INCREASING DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $14,102 PREMIUM PAID FOR 7 YEARS

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0.00% (-0.70% NET)

                 PREMIUMS             CURRENT CHARGES*                 GUARANTEED CHARGES**
                ACCUMULATED   ---------------------------------  ---------------------------------
   END OF          AT 5%                    CASH                               CASH
   POLICY        INTEREST       CASH      SURRENDER     DEATH      CASH      SURRENDER     DEATH
    YEAR         PER YEAR       VALUE       VALUE      BENEFIT     VALUE       VALUE      BENEFIT
-------------  -------------  ---------  -----------  ---------  ---------  -----------  ---------
          1         14,807       11,933      11,933     261,964     10,961      10,961     261,068
          2         30,355       23,603      23,603     273,656     21,682      21,682     271,808
          3         46,680       35,007      35,007     285,082     32,159      32,159     282,306
          4         63,821       46,175      46,175     296,270     42,390      42,390     292,558
          5         81,819       57,123      57,123     307,236     52,367      52,367     302,555
          6        100,717       68,000      68,000     318,119     62,084      62,084     312,294
          7        120,560       78,683      78,683     328,818     71,525      71,525     321,758
          8        126,588       76,962      76,962     327,100     68,465      68,465     318,709
          9        132,917       75,206      75,206     325,346     65,261      65,261     315,516
         10        139,563       73,398      73,398     323,543     61,887      61,887     312,157
         11        146,541       71,497      71,497     321,649     58,333      58,333     308,617
         12        153,868       69,482      69,482     319,644     54,578      54,578     304,879
         13        161,561       67,315      67,315     317,490     50,617      50,617     300,935
         14        169,639       64,989      64,989     315,177     46,434      46,434     296,771
         15        178,121       62,493      62,493     312,695     42,012      42,012     292,368
         16        187,027       59,712      59,712     309,938     37,320      37,320     287,699
         17        196,378       56,767      56,767     307,006     32,325      32,325     282,729
         18        206,197       53,638      53,638     303,892     26,983      26,983     277,415
         19        216,507       50,314      50,314     300,584     21,241      21,241     271,706
         20        227,332       46,774      46,774     297,062    151,051      15,051     265,553
         25        290,140       24,947      24,947     275,357         --          --          --
         30        370,300           --          --          --         --          --          --

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
 ** THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

     THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                               31
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                        INCREASING DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $14,102 PREMIUM PAID FOR 7 YEARS

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6.00% (5.30% NET)

                 PREMIUMS             CURRENT CHARGES*                 GUARANTEED CHARGES**
                ACCUMULATED   ---------------------------------  ---------------------------------
   END OF          AT 5%                    CASH                               CASH
   POLICY        INTEREST       CASH      SURRENDER     DEATH      CASH      SURRENDER     DEATH
    YEAR         PER YEAR       VALUE       VALUE      BENEFIT     VALUE       VALUE      BENEFIT
-------------  -------------  ---------  -----------  ---------  ---------  -----------  ---------
          1         14,807       12,663      12,633     262,633     11,659      11,659     261,710
          2         30,355       25,805      25,805     275,735     23,762      23,762     273,775
          3         46,680       39,443      39,443     289,331     36,322      36,322     286,296
          4         63,821       53,626      53,626     303,468     49,354      49,354     299,288
          5         81,819       68,393      68,393     318,185     62,868      62,868     312,762
          6        100,717       83,922      83,922     333,649     76,879      76,879     326,730
          7        120,560      100,120     100,120     349,789     91,386      91,386     341,194
          8        126,588      104,066     104,066     353,725     93,447      93,447     343,261
          9        132,917      108,133     108,133     357,782     95,411      95,411     345,234
         10        139,563      112,312     112,312     361,951     97,247      97,247     347,080
         11        146,541      116,560     116,560     366,194     98,933      98,933     348,780
         12        153,868      120,862     120,862     370,491    100,442     100,442     350,304
         13        161,561      125,179     125,179     374,806    101,756     101,756     351,634
         14        169,639      129,500     129,500     379,127    102,847     102,847     352,744
         15        178,121      133,813     133,813     383,441    103,683     103,683     353,601
         16        187,027      137,997     137,997     387,636    104,218     104,218     354,163
         17        196,378      142,167     142,167     391,807    104,400     104,400     354,375
         18        206,197      146,298     146,298     395,942    104,163     104,163     354,173
         19        216,507      150,376     150,376     400,024    103,429     103,429     353,481
         20        227,332      154,374     154,374     404,029    102,119     102,119     352,221
         25        290,140      171,947     171,947     421,683     84,222      84,222     334,669
         30        370,300      181,020     181,020     430,948     36,402      36,402     287,507

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
 ** THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

     THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

32                               ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                        INCREASING DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $14,102 PREMIUM PAID FOR 7 YEARS

  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12.00% (11.30% NET)

                 PREMIUMS             CURRENT CHARGES*                 GUARANTEED CHARGES**
                ACCUMULATED   ---------------------------------  ---------------------------------
   END OF          AT 5%                    CASH                               CASH
   POLICY        INTEREST       CASH      SURRENDER     DEATH      CASH      SURRENDER     DEATH
    YEAR         PER YEAR       VALUE       VALUE      BENEFIT     VALUE       VALUE      BENEFIT
-------------  -------------  ---------  -----------  ---------  ---------  -----------  ---------
          1         14,807       13,391      13,391     263,298     12,357      12,357     262,348
          2         30,355       28,092      28,092     277,884     25,923      25,923     275,809
          3         46,680       44,231      44,231     293,898     40,820      40,820     290,590
          4         63,821       61,992      61,992     311,517     57,182      57,182     306,824
          5         81,819       81,557      81,557     330,925     75,151      75,151     324,653
          6        100,717      103,275     103,275     352,455     94,889      94,889     344,236
          7        120,560      127,240     127,240     376,224    116,560     116,560     365,739
          8        126,588      140,002     140,002     388,884    126,665     126,665     375,773
          9        132,917      154,051     154,051     402,820    137,641     137,641     386,674
         10        139,563      169,508     169,508     418,154    149,554     149,554     398,505
         11        146,541      186,473     186,473     434,988    162,486     162,486     411,348
         12        153,868      205,087     205,087     453,458    176,524     176,524     425,290
         13        161,561      225,480     225,480     473,696    191,775     191,775     440,435
         14        169,639      247,830     247,830     495,876    208,347     208,347     456,892
         15        178,121      272,332     272,332     520,190    226,360     226,360     474,779
         16        187,027      299,090     299,090     546,751    245,931     245,931     494,214
         17        196,378      328,442     328,442     582,656    267,184     267,184     515,320
         18        206,197      360,570     360,570     624,161    290,247     290,247     538,225
         19        216,507      395,730     395,730     668,803    315,252     315,252     563,061
         20        227,332      434,196     434,196     716,852    342,348     342,348     589,975
         25        290,140      687,323     687,323   1,018,024    515,918     515,918     764,719
         30        370,300    1,079,864   1,079,864   1,455,630    769,993     769,993   1,038,862

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
 ** THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

     THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                               33
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           LEVEL DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $6,000 PREMIUM PAID FOR 30 YEARS

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0.00% (-0.70% NET)

                 PREMIUMS             CURRENT CHARGES*                 GUARANTEED CHARGES**
                ACCUMULATED   ---------------------------------  ---------------------------------
   END OF          AT 5%                    CASH                               CASH
   POLICY        INTEREST       CASH      SURRENDER     DEATH      CASH      SURRENDER     DEATH
    YEAR         PER YEAR       VALUE       VALUE      BENEFIT     VALUE       VALUE      BENEFIT
-------------  -------------  ---------  -----------  ---------  ---------  -----------  ---------
          1          6,300        4,924       4,924     250,000      3,968       3,968     250,000
          2         12,915        9,687       9,687     250,000      7,811       7,811     250,000
          3         19,861       14,290      14,290     250,000     11,526      11,526     250,000
          4         27,154       18,763      18,763     250,000     15,112      15,112     250,000
          5         34,812       23,122      23,122     250,000     18,563      18,563     250,000
          6         42,853       27,500      27,500     250,000     21,874      21,874     250,000
          7         51,296       31,787      31,787     250,000     25,031      25,031     250,000
          8         60,161       36,099      36,099     250,000     28,142      28,142     250,000
          9         69,469       40,314      40,314     250,000     31,072      31,072     250,000
         10         79,242       44,422      44,422     250,000     33,804      33,804     250,000
         11         89,504       48,391      48,391     250,000     36,332      36,332     250,000
         12        100,279       52,210      52,210     250,000     38,644      38,644     250,000
         13        111,593       55,854      55,854     250,000     40,735      40,735     250,000
         14        123,473       59,323      59,323     250,000     42,597      42,597     250,000
         15        135,947       62,612      62,612     250,000     44,215      44,215     250,000
         16        149,044       65,645      65,645     250,000     45,568      45,568     250,000
         17        162,796       68,513      68,513     250,000     46,626      46,626     250,000
         18        177,236       71,206      71,206     250,000     47,353      47,353     250,000
         19        192,398       73,722      73,722     250,000     47,703      47,703     250,000
         20        208,318       76,049      76,049     250,000     47,632      47,632     250,000
         25        300,684       84,346      84,346     250,000     39,331      39,331     250,000
         30        418,569       85,135      85,135     250,000      9,035       9,035     250,000

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
 ** THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

     THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

34                               ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           LEVEL DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $6,000 PREMIUM PAID FOR 30 YEARS

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6.00% (5.30% NET)

                 PREMIUMS             CURRENT CHARGES*                 GUARANTEED CHARGES**
                ACCUMULATED   ---------------------------------  ---------------------------------
   END OF          AT 5%                    CASH                               CASH
   POLICY        INTEREST       CASH      SURRENDER     DEATH      CASH      SURRENDER     DEATH
    YEAR         PER YEAR       VALUE       VALUE      BENEFIT     VALUE       VALUE      BENEFIT
-------------  -------------  ---------  -----------  ---------  ---------  -----------  ---------
          1          6,300        5,229       5,229     250,000      4,243       4,243     250,000
          2         12,915       10,604      10,604     250,000      8,610       8,610     250,000
          3         19,861       16,130      16,130     250,000     13,105      13,105     250,000
          4         27,154       21,843      21,843     250,000     17,732      17,732     250,000
          5         34,812       27,769      27,769     250,000     22,490      22,490     250,000
          6         42,853       34,052      34,052     250,000     27,385      27,385     250,000
          7         51,296       40,597      40,597     250,000     32,408      32,408     250,000
          8         60,161       47,542      47,542     250,000     37,684      37,684     250,000
          9         69,469       54,777      54,777     250,000     43,087      43,087     250,000
         10         79,242       62,309      62,309     250,000     48,612      48,612     250,000
         11         89,504       70,123      70,123     250,000     54,264      54,264     250,000
         12        100,279       78,226      78,226     250,000     60,043      60,043     250,000
         13        111,593       86,616      86,616     250,000     65,963      65,963     250,000
         14        123,473       95,313      95,313     250,000     72,030      72,030     250,000
         15        135,947      104,339     104,339     250,000     78,253      78,253     250,000
         16        149,044      113,659     113,659     250,000     84,635      84,635     250,000
         17        162,796      123,376     123,376     250,000     91,176      91,176     250,000
         18        177,236      133,518     133,518     250,000     97,878      97,878     250,000
         19        192,398      144,121     144,121     250,000    104,739     104,379     250,000
         20        208,318      155,518     155,158     257,350    111,766     111,766     250,000
         25        300,684      216,025     216,025     321,445    150,258     150,258     250,000
         30        418,569      286,969     286,969     388,618    197,093     197,093     267,146

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
 ** THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

     THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                               35
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           LEVEL DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $6,000 PREMIUM PAID FOR 30 YEARS

  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12.00% (11.30% NET)

                 PREMIUMS             CURRENT CHARGES*                 GUARANTEED CHARGES**
                ACCUMULATED   ---------------------------------  ---------------------------------
   END OF          AT 5%                    CASH                               CASH
   POLICY        INTEREST       CASH      SURRENDER     DEATH      CASH      SURRENDER     DEATH
    YEAR         PER YEAR       VALUE       VALUE      BENEFIT     VALUE       VALUE      BENEFIT
-------------  -------------  ---------  -----------  ---------  ---------  -----------  ---------
          1          6,300        5,535       5,535     250,000      4,518       4,518     250,000
          2         12,915       11,557      11,557     250,000      9,443       9,443     250,000
          3         19,861       18,117      18,117     250,000     14,816      14,816     250,000
          4         27,154       25,305      25,305     250,000     20,687      20,687     250,000
          5         34,812       33,204      33,204     250,000     27,105      27,105     250,000
          6         42,853       42,029      42,029     250,000     34,131      34,131     250,000
          7         51,296       51,767      51,767     250,000     41,821      41,821     250,000
          8         60,161       62,651      62,651     250,000     50,379      50,379     250,000
          9         69,469       74,669      74,669     250,000     59,765      59,765     250,000
         10         79,242       87,941      87,941     250,000     70,070      70,070     250,000
         11         89,504      102,584     102,584     250,000     81,408      81,408     250,000
         12        100,279      118,751     118,751     250,000     93,909      93,909     250,000
         13        111,593      136,560     136,560     268,409    107,730     107,730     250,000
         14        123,473      156,085     156,085     298,841    123,051     123,051     250,000
         15        135,947      177,483     177,483     331,137    140,011     140,011     261,387
         16        149,044      200,853     200,853     365,336    158,459     158,459     288,395
         17        162,796      226,460     226,460     401,741    178,501     178,501     316,851
         18        177,236      254,506     254,506     440,560    200,252     200,252     346,858
         19        192,398      285,216     285,216     482,028    223,831     223,831     378,526
         20        208,318      318,831     318,831     526,386    249,366     249,366     411,972
         25        300,684      540,360     540,360     800,351    411,856     411,856     610,473
         30        418,569      884,473     884,473   1,192,249    648,965     648,965     875,573

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
 ** THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

     THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

36                               ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                        INCREASING DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $6,000 PREMIUM PAID FOR 30 YEARS

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0.00% (-0.70% NET)

                 PREMIUMS             CURRENT CHARGES*                 GUARANTEED CHARGES**
                ACCUMULATED   ---------------------------------  ---------------------------------
   END OF          AT 5%                    CASH                               CASH
   POLICY        INTEREST       CASH      SURRENDER     DEATH      CASH      SURRENDER     DEATH
    YEAR         PER YEAR       VALUE       VALUE      BENEFIT     VALUE       VALUE      BENEFIT
-------------  -------------  ---------  -----------  ---------  ---------  -----------  ---------
          1          6,300        4,919       4,919     254,943      3,947       3,947     254,046
          2         12,915        9,671       9,671     259,708      7,749       7,749     257,860
          3         19,861       14,249      14,249     264,301     11,400      11,400     261,524
          4         27,154       18,683      18,683     268,747     14,898      14,898     265,034
          5         34,812       22,989      22,989     273,063     18,231      18,231     268,381
          6         42,853       27,313      27,313     277,386     21,396      21,396     271,560
          7         51,296       31,531      31,531     281,613     24,370      24,370     274,550
          8         60,161       35,759      35,759     285,850     27,259      27,259     277,456
          9         69,469       39,871      39,871     289,971     29,922      29,922     280,137
         10         79,242       43,853      43,853     293,964     32,337      32,337     282,573
         11         89,504       47,662      47,662     297,787     34,493      34,493     284,750
         12        100,279       51,281      51,281     301,422     36,372      36,372     286,652
         13        111,593       54,672      54,672     304,832     37,968      37,968     288,272
         14        123,473       57,828      57,828     308,008     39,268      39,268     289,596
         15        135,947       60,741      60,741     310,941     40,255      40,255     290,609
         16        149,044       63,297      63,297     313,526     40,899      40,899     291,282
         17        162,796       65,616      65,616     315,865     41,169      41,169     291,583
         18        177,236       67,680      67,680     317,950     41,020      41,020     291,468
         19        192,398       69,479      69,479     319,771     40,402      40,402     290,889
         20        208,318       70,994      70,994     321,310     39,267      39,267     289,797
         25        300,684       73,439      73,439     323,904     24,498      24,498     275,290
         30        418,569       64,458      64,458     315,141         --          --          --

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
 ** THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

     THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                               37
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                        INCREASING DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $6,000 PREMIUM PAID FOR 30 YEARS

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6.00% (5.30% NET)

                 PREMIUMS             CURRENT CHARGES*                 GUARANTEED CHARGES**
                ACCUMULATED   ---------------------------------  ---------------------------------
   END OF          AT 5%                    CASH                               CASH
   POLICY        INTEREST       CASH      SURRENDER     DEATH      CASH      SURRENDER     DEATH
    YEAR         PER YEAR       VALUE       VALUE      BENEFIT     VALUE       VALUE      BENEFIT
-------------  -------------  ---------  -----------  ---------  ---------  -----------  ---------
          1          6,300        5,225       5,225     255,223       4,21       4,221     254,300
          2         12,915       10,586      10,586     260,573      8,542       8,542     258,612
          3         19,861       16,082      16,082     266,058     12,960      12,960     263,022
          4         27,154       21,748      21,748     271,709     17,475      17,475     267,529
          5         34,812       27,604      27,604     277,549     22,078      22,078     272,124
          6         42,853       33,810      33,810     283,725     26,764      26,764     276,804
          7         51,296       40,254      40,254     290,149     31,516      31,516     281,550
          8         60,161       47,068      47,068     296,941     36,444      36,444     286,473
          9         69,469       54,135      54,135     303,987     41,406      41,406     291,432
         10         79,242       61,452      61,452     311,283     46,379      46,379     296,404
         11         89,504       68,984      68,984     318,797     51,348      51,348     301,374
         12        100,279       76,721      76,721     326,516     56,291      56,291     306,319
         13        111,593       84,631      84,631     334,412     61,197      61,197     311,228
         14        123,473       92,712      92,712     342,478     66,046      66,046     316,082
         15        135,947      100,959     100,959     350,711     70,814      70,814     320,856
         16        149,044      109,259     109,259     359,006     75,463      75,463     325,516
         17        162,796      117,734     117,734     367,466     79,949      79,949     330,016
         18        177,236      126,369     126,369     376,088     84,215      84,215     334,300
         19        192,398      135,160     135,160     384,865     88,192      88,192     338,302
         20        208,318      144,089     144,089     393,782     91,811      91,811     341,952
         25        300,684      189,952     189,952     439,620    102,201     102,201     352,580
         30        418,569      234,498     234,498     484,226     89,866      89,866     340,768

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
 ** THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

     THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

38                               ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                        INCREASING DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $6,000 PREMIUM PAID FOR 30 YEARS

  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12.00% (11.30% NET)

                 PREMIUMS             CURRENT CHARGES*                 GUARANTEED CHARGES**
                ACCUMULATED   ---------------------------------  ---------------------------------
   END OF          AT 5%                    CASH                               CASH
   POLICY        INTEREST       CASH      SURRENDER     DEATH      CASH      SURRENDER     DEATH
    YEAR         PER YEAR       VALUE       VALUE      BENEFIT     VALUE       VALUE      BENEFIT
-------------  -------------  ---------  -----------  ---------  ---------  -----------  ---------
          1          6,300        5,530       5,530     255,502      4,495       4,495     254,552
          2         12,915       11,536      11,536     261,467      9,368       9,368     259,392
          3         19,861       18,063      18,063     267,948     14,651      14,651     264,639
          4         27,154       25,192      25,192     275,025     20,381      20,381     270,331
          5         34,812       33,003      33,003     282,776     26,594      26,594     276,501
          6         42,853       41,721      41,721     291,415     33,332      33,332     283,193
          7         51,296       51,311      51,311     300,929     40,626      40,626     290,439
          8         60,161       61,994      61,994     311,527     48,651      48,651     298,411
          9         69,469       73,744      73,744     323,184     57,326      57,326     307,029
         10         79,242       86,658      86,658     335,997     66,693      66,693     316,336
         11         89,504      100,812     100,812     350,043     76,811      76,811     326,388
         12        100,279      116,316     116,316     365,429     87,736      87,736     337,242
         13        111,593      133,271     133,271     382,257     99,543      99,543     348,973
         14        123,473      151,819     151,819     400,666    112,308     112,308     361,654
         15        135,947      172,116     172,116     420,810    126,110     126,110     375,365
         16        149,044      194,222     194,222     442,758    141,023     141,023     390,182
         17        162,796      218,454     218,454     466,805    157,125     157,125     406,180
         18        177,236      245,012     245,012     493,160    174,492     174,492     423,437
         19        192,398      274,129     274,129     522,054    193,196     193,196     442,024
         20        208,318      306,052     306,052     553,732    213,324     213,324     462,028
         25        300,684      518,130     518,130     767,425    339,286     339,286     587,214
         30        418,569      849,534     849,534   1,145,152    518,712     518,712     765,616

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
 ** THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

     THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors of
ITT Hartford Life and Annuity Insurance Company:



We have audited the accompanying statutory-basis balance sheets of ITT Hartford Life and Annuity Insurance Company (a Connecticut Corporation and wholly owned subsidiary of Hartford Life Insurance Company) (the Company) as of December 31, 1996 and 1995, and the related statutory-basis statements of income, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statutory-basis financial statements based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



The Company presents its financial statements in conformity with statutory accounting practices as described in Note 1 of notes to statutory-basis financial statements. When statutory-basis financial statements are presented for purposes other than for filing with a regulatory agency, generally accepted auditing standards require that an auditors' report on them state whether they are presented in conformity with generally accepted accounting principles. The accounting practices used by the Company vary from generally accepted accounting principles as explained and quantified in Note 1. In our opinion, because the differences in accounting practices as described in Note 1 are material, the statutory-basis financial statements referred to above do not present fairly, in accordance with generally accepted accounting principles, the financial position of the Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996.



However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996 in conformity with statutory accounting practices as described in Note 1.



As discussed in Note 1 of notes to statutory financial statements, during 1994, the Company changed its valuation method in determining aggregate reserves for future benefits.



                                         ARTHUR ANDERSEN LLP



Hartford, Connecticut
February 10, 1997

                                 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                      STATUTORY BASIS STATEMENTS OF INCOME


                                                   FOR THE YEARS ENDED
                                                       DECEMBER 31,
                                            ----------------------------------
                                               1996        1995        1994
                                            ----------  ----------  ----------
                                                          ($000)
 Revenues
   Premiums and Annuity Considerations....  $  250,244  $  165,792  $  442,173
   Annuity and Other Fund Deposits........   1,897,347   1,087,661     608,685
   Net Investment Income..................      98,441      78,787      29,012
   Commissions and Expense Allowances on
    Reinsurance Ceded.....................     370,637     183,380     154,527
   Reserve Adjustment on Reinsurance
    Ceded.................................   3,864,395   1,879,785   1,266,926
   Other Revenues.........................     161,906     140,796      41,857
                                            ----------  ----------  ----------
     Total Revenues.......................   6,642,970   3,536,201   2,543,180
                                            ----------  ----------  ----------
 Benefits and Expenses
   Death and Annuity Benefits.............      60,111      53,029       7,948
   Surrenders and Other Benefit
    Payments..............................     276,720     221,392     181,749
   Commissions and Other Expenses.........     491,720     236,202     186,303
   Increase in Reserves for Future
    Benefits..............................      27,351      94,253     416,748
   Increase in Liability for Premium and
    Other Deposit Funds...................     207,156     460,124     182,934
   Net Transfers to Separate Accounts.....   5,492,964   2,414,669   1,541,419
                                            ----------  ----------  ----------
     Total Benefits and Expenses..........   6,556,022   3,479,669   2,517,101
                                            ----------  ----------  ----------
 Net Gain from Operations Before Federal
  Income Tax Expense......................      86,948      56,532      26,079
   Federal Income Tax Expense.............      19,360      14,048      24,038
                                            ----------  ----------  ----------
 Net Gain from Operations.................      67,588      42,484       2,041
   Net Realized Capital Gains (Losses)....         407         374          (2)
                                            ----------  ----------  ----------
 Net Income...............................  $   67,995  $   42,858  $    2,039
                                            ----------  ----------  ----------
                                            ----------  ----------  ----------



   The accompanying notes are an integral part of these financial statements.

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                         STATUTORY BASIS BALANCE SHEETS


                                                       AS OF DECEMBER 31,
                                                     -----------------------
                                                        1996         1995
                                                     -----------  ----------
                                                             ($000)
 Assets
   Bonds...........................................  $ 1,268,480  $1,226,489
   Common Stocks...................................       44,996      39,776
   Policy Loans....................................       28,853      22,521
   Cash and Short-Term Investments.................      176,830     173,304
   Other Invested Assets...........................        2,858      13,432
                                                     -----------  ----------
     Total Cash and Invested Assets................    1,522,017   1,475,522
                                                     -----------  ----------
   Investment Income Due and Accrued...............       14,555      18,021
   Premium Balances Receivable.....................          373         402
   Receivables from Affiliates.....................          257       8,182
   Other Assets....................................       19,099      25,907
   Separate Account Assets.........................   14,619,324   7,324,910
                                                     -----------  ----------
     Total Assets..................................  $16,175,625  $8,852,944
                                                     -----------  ----------
                                                     -----------  ----------
 Liabilities
   Aggregate Reserves for Future Benefits..........  $   571,970  $  542,082
   Policy and Contract Claims......................        6,806       8,223
   Liability for Premium and Other Deposit Funds...    1,155,143     948,361
   Asset Valuation Reserve.........................        7,442       8,010
   Payable to Affiliates...........................       10,022       3,682
   Other Liabilities...............................     (498,195)   (220,658)
   Separate Account Liabilities....................   14,619,324   7,324,910
                                                     -----------  ----------
     Total Liabilities.............................   15,872,512   8,614,610
                                                     -----------  ----------
 Capital and Surplus
   Common Stock....................................        2,500       2,500
   Gross Paid-In and Contributed Surplus...........      226,043     226,043
   Unassigned Funds................................       74,570       9,791
                                                     -----------  ----------
     Total Capital and Surplus.....................      303,113     238,334
                                                     -----------  ----------
   Total Liabilities and Capital and Surplus.......  $16,175,625  $8,852,944
                                                     -----------  ----------
                                                     -----------  ----------



   The accompanying notes are an integral part of these financial statements.

                                 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

          STATUTORY BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS


                                             FOR THE YEARS ENDED DECEMBER 31,
                                            ----------------------------------
                                              1996         1995         1994
                                            ---------    ---------    --------
                                                          ($000)
 Capital and Surplus -- Beginning of
  Year...................................   $ 238,334    $  91,285    $ 88,693
                                            ---------    ---------    --------
   Net Income............................      67,995       42,858       2,039
   Change in Net Unrealized Capital
    (Losses) Gains on Common Stocks......      (5,171)       1,709        (133)
   Change in Asset Valuation Reserve.....         568       (5,588)     (1,356)
   Change in Non-Admitted Assets.........       1,387       (1,944)     (8,599)
   Change in Reserve (Valuation Basis)...          --           --      10,659
   Aggregate Write-ins for Surplus.......          --        8,080         (18)
   Dividends to Shareholder..............          --      (10,000)         --
   Paid-In Surplus.......................          --      111,934          --
                                            ---------    ---------    --------
     Change in Capital and Surplus.......      64,779      147,049       2,592
                                            ---------    ---------    --------
 Capital and Surplus -- End of Year......   $ 303,113    $ 238,334    $ 91,285
                                            ---------    ---------    --------
                                            ---------    ---------    --------



   The accompanying notes are an integral part of these financial statements.

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                    STATUTORY BASIS STATEMENTS OF CASH FLOWS


                                                FOR THE YEARS ENDED DECEMBER 31,
                                            -----------------------------------------
                                               1996           1995           1994
                                            -----------    -----------    -----------
                                                             ($000)
 Operations
   Premiums, Annuity Considerations and
    Other Fund Deposits..................   $ 2,147,627    $ 1,253,511    $ 1,050,493
   Net Investment Income.................       106,178         78,328         24,519
   Other Revenues........................     4,396,892      2,253,466      1,515,700
                                            -----------    -----------    -----------
     Total Revenues......................     6,650,697      3,585,305      2,590,712
                                            -----------    -----------    -----------
   Benefits Paid.........................       338,998        277,965        181,205
   Federal Income Taxes Paid on
    Operations...........................        28,857        208,423         20,634
   Other Expenses........................     6,254,139      2,664,385      1,832,905
                                            -----------    -----------    -----------
     Total Benefits and Expenses.........     6,621,994      3,150,773      2,034,744
                                            -----------    -----------    -----------
     Net Cash from Operations............        28,703        434,532        555,968
                                            -----------    -----------    -----------
 Proceeds from Investments
   Bonds.................................       871,019        287,941         87,747
   Common Stocks.........................        72,100             52             --
   Other.................................            10             28             40
                                            -----------    -----------    -----------
     Total Investment Proceeds...........       943,129        288,021         87,787
                                            -----------    -----------    -----------
 Taxes (Paid) Received on Capital (Gains)
  Losses.................................          (936)          (226)            96
 Paid-In Surplus.........................            --        111,934             --
 Other Cash Provided.....................        41,998         28,199         30,554
                                            -----------    -----------    -----------
     Total Proceeds......................     1,012,894        862,460        674,405
                                            -----------    -----------    -----------
 Cost of Investments Acquired
   Bonds.................................       914,523        720,521        595,181
   Common Stocks.........................        82,495         35,794            808
   Miscellaneous Applications............           130          2,146          2,523
                                            -----------    -----------    -----------
     Total Investments Acquired..........       997,148        758,461        598,512
                                            -----------    -----------    -----------
 Other Cash Applied
   Dividends Paid to Shareholders........            --         10,000             --
   Other.................................        12,220          5,007         24,813
                                            -----------    -----------    -----------
     Total Other Cash Applied............        12,220         15,007         24,813
                                            -----------    -----------    -----------
       Total Applications................     1,009,368        773,468        623,325
                                            -----------    -----------    -----------
 Net Change in Cash and Short-Term
  Investments............................         3,526         88,992         51,080
 Cash and Short-Term Investments,
  Beginning of Year......................       173,304         84,312         33,232
                                            -----------    -----------    -----------
 Cash and Short-Term Investments, End of
  Year...................................   $   176,830    $   173,304    $    84,312
                                            -----------    -----------    -----------
                                            -----------    -----------    -----------



   The accompanying notes are an integral part of these financial statements.

                                 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996
                 (AMOUNTS IN THOUSANDS UNLESS OTHERWISE STATED)


---------------------------------------------------

 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


ORGANIZATION



    ITT Hartford Life and Annuity Insurance Company ("ILA" or "the Company"), formerly known as ITT Life Insurance Corporation, is a wholly owned subsidiary of Hartford Life Insurance Company ("HLIC"), which is an indirect subsidiary of Hartford Life, Inc. ("Hartford Life"), which is ultimately owned by ITT Hartford Group, Inc. ("The Hartford"), formerly a wholly owned subsidiary of ITT Corporation ("ITT"). On February 10, 1997, The Hartford announced its plans to sell up to 20% of Hartford Life to the public. On December 19, 1995, ITT Corporation distributed all the outstanding shares of The Hartford to ITT shareholders of record in an action known herein as the "Distribution". As a result of the Distribution, The Hartford became an independent, publicly traded company. During 1996, ILA re-domesticated from the State of Wisconsin to the State of Connecticut.



    ILA offers a complete line of ordinary and universal life insurance, individual annuities and certain supplemental accident and health benefit coverages.



BASIS OF PRESENTATION



    The accompanying ILA statutory-basis financial statements were prepared in conformity with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners ("NAIC") and the State of Connecticut Department of Insurance.



    The preparation of financial statements in conformity with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.



    Statutory accounting practices and generally accepted accounting principles ("GAAP") differ in certain significant respects. These differences principally involve:



    (1) treatment of policy acquisition costs (commissions, underwriting and selling expenses, premium taxes, etc.) which are charged to expense when incurred for statutory purposes rather than on a pro-rata basis over the expected life of the policy;



    (2) recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract and which for GAAP purposes, generally, for universal life policies and investment products, are only recorded for policy charges for the cost of insurance, policy administration and surrender charges assessed to policy account balances. Also, for GAAP purposes, premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders and the retrospective deposit method is used in accounting for universal life and other types of contracts where the payment pattern is irregular or surrender charges are a significant source of profit. The prospective deposit method is used for GAAP purposes where investment margins are the primary source of profit;



    (3) development of liabilities for future policy benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the NAIC which may vary considerably from interest and mortality assumptions used for GAAP financial reporting;



    (4) providing for income taxes based on current taxable income (tax return) only for statutory purposes, rather than establishing additional assets or liabilities for deferred Federal income taxes to recognize the tax effect related to reporting revenues and expenses in different periods for financial reporting and tax return purposes;



    (5) excluding certain GAAP assets designated as non-admitted assets (e.g., past due agents' balances and furniture and equipment) from the balance sheet for statutory purposes by directly charging surplus;



    (6) establishing accruals for post-retirement and post-employment health care benefits on an option basis, using a twenty year phase-in approach, whereas GAAP liabilities are required to be recorded;



    (7) establishing a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve); as well as the deferral and amortization of realized gains and losses, motivated by changes in interest rates during the period the asset is held, into income over the remaining life to maturity of the asset sold (Interest Maintenance Reserve); whereas on a GAAP basis, no such formula reserve is required and

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


    realized gains and losses are recognized in the period the asset is sold;



    (8) the reporting of reserves and benefits net of reinsurance ceded, where risk transfer has taken place; whereas on a GAAP basis, reserves are reported gross of reinsurance with reserve credits presented as recoverable assets;



    (9) the reporting of fixed maturities at amortized cost, whereas GAAP requires that fixed maturities be classified as "held-to-maturity", "available-for-sale" or "trading", based on the Company's intentions with respect to the ultimate disposition of the security and its ability to affect those intentions. The Company's fixed maturities were classified on a GAAP basis as "available-for- sale" and accordingly, those investments were reflected at fair value with the corresponding impact included as a component of Stockholder's Equity designated as "Net unrealized capital
    (loss)/ gain on investments, net of tax". For statutory reporting purposes, Net Unrealized Capital Losses (Gains) on Common Stocks represent unrealized losses (gains) on common stock reported at fair value; and



    (10) separate account liabilities are valued on the Commissioner's Annuity Reserve Valuation Method ("CARVM"), with the surplus generated recorded as a liability to the general account (and a contra liability on the balance sheet of the general account), whereas GAAP liabilities are valued at account value.



    As of and for the years ended December 31, 1996, 1995 and 1994, the significant differences between statutory and GAAP basis net income and capital and surplus for the Company are summarized as follows:



                                    1996         1995         1994
                                 -----------  -----------  -----------
GAAP Net Income................  $    41,202  $    38,821  $    23,295
Amortization and deferral of
 policy acquisition costs......     (341,572)    (174,341)    (117,863)
Change in unearned revenue
 reserve.......................       55,504       32,300       24,494
Deferred taxes.................        2,090        2,801       (9,267)
Separate accounts..............      306,978      146,635       75,941
Other, net.....................        3,793       (3,358)       5,439
                                 -----------  -----------  -----------
Statutory Net Income...........  $    67,995  $    42,858  $     2,039
                                 -----------  -----------  -----------
                                 -----------  -----------  -----------



                                    1996         1995         1994
                                 -----------  -----------  -----------
GAAP Capital and Surplus.......  $   503,887  $   455,541  $   199,785
Deferred policy acquisition
 costs.........................     (938,114)    (596,542)    (422,201)
Unearned revenue reserve.......      130,148       74,644       42,344
Deferred taxes.................       12,823        1,493       13,257
Separate accounts..............      640,101      333,123      186,488
Asset valuation reserve........       (7,442)      (8,010)      (2,422)
Unrealized gain (loss) on
 bonds.........................        5,112       (1,696)      21,918
Adjustment relating to Lyndon
 contribution (see Note 3).....      (41,277)     (41,277)          --
Other, net.....................       (2,125)      21,058       52,116
                                 -----------  -----------  -----------
Statutory Capital and
 Surplus.......................  $   303,113  $   238,334  $    91,285
                                 -----------  -----------  -----------
                                 -----------  -----------  -----------



AGGREGATE RESERVES AND LIABILITIES FOR PREMIUM AND OTHER DEPOSIT FUNDS



    Aggregate reserves for payment of future life, health and annuity benefits were computed in accordance with actuarial standards. Reserves for life insurance policies are generally based on the 1958 and 1980 Commissioner's Standard Ordinary Mortality Tables and various valuation rates ranging from 2.5% to 5%. Accumulation and on-benefit annuity reserves are based principally on individual annuity tables at various rates ranging from 2.5% to 8.75% and using CARVM. Accident and health reserves are established using a two year preliminary term method and morbidity tables based on Company experience.



    ILA has established separate accounts to segregate the assets and liabilities of certain annuity contracts that must be segregated from the Company's general assets under the terms of the contracts. The assets consist primarily of marketable securities reported at market value. Premiums, benefits and expenses of these contracts are reported in the Statutory Basis Statements of Income.



    During 1994, the Company changed the valuation method on aggregate reserves for future benefits resulting in a $10.7 million increase in surplus. The new valuation method is in accordance with presently accepted actuarial standards.



INVESTMENTS



    Investments in bonds are carried at amortized cost. Bonds which are deemed ineligible to be held at amortized cost by the NAIC Securities Valuation Office ("SVO")are carried at the appropriate SVO published value. When a permanent reduction in the value of publicly traded securities occurs, the decrease is reported as a realized loss and the carrying value is adjusted accordingly. Common stocks are carried at market value with the difference from cost reflected in surplus. Other invested assets are generally recorded at fair value.

                                 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


    Changes in net unrealized capital (losses)/gains on common stocks are reported as (reductions)/additions of surplus. The Asset Valuation Reserve ("AVR") is designed to provide a standardized reserving process for realized and unrealized losses due to default and equity risks associated with invested assets. The reserve decreased by $568 in 1996 and increased by $5,588 and $1,356 in 1995 and 1994, respectively. Additionally, the Interest Maintenance Reserve ("IMR") captures net realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the remaining life of the mortgage loan or bond sold. Realized capital gains and losses, net of taxes not included in IMR are reported in the Statutory Basis Statements of Income. Realized investment gains and losses are determined on a specific identification basis. The amount of net capital gains reclassified from the IMR was $1,413 and $39 in 1996 and 1995, respectively, and the amount of net capital losses was $67 in 1994. The amount of income amortized was $392, $256 and $114 in 1996, 1995 and 1994, respectively.



OTHER LIABILITIES



    The amount reflected in other liabilities includes a receivable from the separate accounts of $640 million and $333 million as of December 31, 1996 and 1995, respectively. The balances are classified in accordance with NAIC accounting practices.



---------------------------------------------------

 2. INVESTMENTS

(A) COMPONENTS OF NET INVESTMENT INCOME



                              1996       1995       1994
                            ---------  ---------  ---------
Interest income from
 bonds....................  $  89,940  $  76,100  $  28,335
Interest income from
 policy loans.............      1,846      1,504        454
Interest and dividends
 from other investments...      7,864      2,288      1,069
                            ---------  ---------  ---------
Gross investment income...     99,650     79,892     29,858
Less: investment
 expenses.................      1,209      1,105        846
                            ---------  ---------  ---------
Net investment income.....  $  98,441  $  78,787  $  29,012
                            ---------  ---------  ---------
                            ---------  ---------  ---------



(B) COMPONENTS OF NET UNREALIZED CAPITAL (LOSSES) GAINS ON COMMON STOCKS



                                  1996       1995       1994
                                ---------  ---------  ---------
Gross unrealized capital gains
 at end of year...............  $     713  $   1,724  $      75
Gross unrealized capital
 losses at end of year........     (4,160)        --        (60)
                                ---------  ---------  ---------
Net unrealized capital
 (losses) gains...............     (3,447)     1,724         15
Balance at beginning of
 year.........................      1,724         15        148
                                ---------  ---------  ---------
Change in net unrealized
 capital (losses) gains on
 common stocks................  $  (5,171) $   1,709  $    (133)
                                ---------  ---------  ---------
                                ---------  ---------  ---------



(C) COMPONENTS OF NET UNREALIZED CAPITAL (LOSSES) GAINS ON BONDS AND SHORT-TERM INVESTMENTS



                            1996        1995        1994
                         ----------  ----------  ----------
Gross unrealized
 capital gains at end
 of year...............  $   11,821  $   22,251  $      986
Gross unrealized
 capital losses at end
 of year...............      (3,842)     (1,374)    (34,718)
                         ----------  ----------  ----------
Net unrealized capital
 gains (losses) after
 tax...................       7,979      20,877     (33,732)
Balance at beginning of
 year..................      20,877     (33,732)      5,232
                         ----------  ----------  ----------
Change in net
 unrealized capital
 (losses) gains on
 bonds and short-term
 investments...........  $  (12,898) $   54,609  $  (38,964)
                         ----------  ----------  ----------
                         ----------  ----------  ----------



(D) COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)



                                    1996       1995       1994
                                  ---------  ---------  ---------
Bonds and short-term
 investments....................  $   2,756  $     156  $    (101)
Common stocks...................          0         52          0
Real estate and other...........          0          0         34
                                  ---------  ---------  ---------
Realized capital gains
 (losses).......................      2,756        208        (67)
Capital gains taxes (benefit)...        936       (205)         2
                                  ---------  ---------  ---------
Net realized capital gains
 (losses) after tax.............      1,820        413        (69)
Less: IMR capital gains
 (losses).......................      1,413         39        (67)
                                  ---------  ---------  ---------
Net realized capital gains
 (losses).......................  $     407  $     374  $      (2)
                                  ---------  ---------  ---------
                                  ---------  ---------  ---------

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


(E) OFF-BALANCE SHEET INVESTMENTS



    The Company had no significant financial instruments with off-balance sheet risk as of December 31, 1996 and 1995.



(F) CONCENTRATION OF CREDIT RISK



    Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.



(G) BONDS, SHORT-TERM AND COMMON STOCK INVESTMENTS



                                                                                       AS OF DECEMBER 31, 1996
                                                                           ------------------------------------------------
                                                                                           GROSS UNREALIZED
                                                                            AMORTIZED    --------------------      FAIR
                                                                               COST        GAINS     LOSSES       VALUE
                                                                           ------------  ---------  ---------  ------------
U.S. government and government agencies and authorities:
  (Guaranteed and sponsored).............................................  $     58,761  $       6  $    (195) $     58,572
  (Guaranteed and sponsored) -- asset-backed.............................        78,237      1,477       (609)       79,105
States, municipalities and political subdivisions........................        25,958        163         (2)       26,119
International governments................................................         7,447        205         --         7,652
Public utilities.........................................................        70,116        396       (424)       70,088
All other corporate......................................................       410,530      6,357     (1,355)      415,532
All other corporate -- asset-backed......................................       485,953      2,654     (1,081)      487,526
Short-term investments...................................................       148,094         --        (66)      148,028
Certificates of deposit..................................................        83,378        563       (110)       83,831
Parents, subsidiaries and affiliates.....................................        48,100         --         --        48,100
                                                                           ------------  ---------  ---------  ------------
  Total bonds and short-term investments.................................  $  1,416,574  $  11,821  $  (3,842) $  1,424,553
                                                                           ------------  ---------  ---------  ------------
                                                                           ------------  ---------  ---------  ------------
Common stock -- unaffiliated.............................................  $     13,064  $     713  $       0  $     13,777
Common stock -- affiliated...............................................        35,379          0      4,160        31,219
                                                                           ------------  ---------  ---------  ------------
Total common stocks......................................................  $     48,443  $     713  $   4,160  $     44,996
                                                                           ------------  ---------  ---------  ------------
                                                                           ------------  ---------  ---------  ------------



                                                                                       AS OF DECEMBER 31, 1995
                                                                         ----------------------------------------------------
                                                                                           GROSS UNREALIZED
                                                                          AMORTIZED    ------------------------      FAIR
                                                                             COST         GAINS       LOSSES        VALUE
                                                                         ------------  -----------  -----------  ------------
U.S. government and government agencies and authorities:
  (Guaranteed and sponsored)...........................................  $     44,268   $      14    $    (248)  $     44,034
  (Guaranteed and sponsored) -- asset-backed...........................       176,160       4,644         (682)       180,122
States, municipalities and political subdivisions......................        16,948          38           (6)        16,980
International governments..............................................         5,402         441           --          5,843
Public utilities.......................................................       108,083       1,652          (90)       109,645
All other corporate....................................................       374,058       8,145         (248)       381,955
All other corporate -- asset-backed....................................       410,197       5,841          (89)       415,949
Short-term investments.................................................       139,011          18           --        139,029
Certificates of deposit................................................        91,373       1,458          (11)        92,820
                                                                         ------------  -----------  -----------  ------------
  Total bonds and short-term investments...............................  $  1,365,500   $  22,251    $  (1,374)  $  1,386,377
                                                                         ------------  -----------  -----------  ------------
                                                                         ------------  -----------  -----------  ------------
Common stock -- unaffiliated...........................................  $      2,668   $     555    $      --   $      3,223
Common stock -- affiliated.............................................        35,384       1,169           --         36,553
                                                                         ------------  -----------  -----------  ------------
  Total common stocks..................................................  $     38,052   $   1,724    $      --   $     39,776
                                                                         ------------  -----------  -----------  ------------
                                                                         ------------  -----------  -----------  ------------



    The amortized cost and estimated market value of bonds and short-term investments at December 31, 1996 by management's anticipated maturity are shown below. Asset-backed securities are distributed to maturity year based on ILA's estimate of the rate of future prepayments of principal

                                 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


over the remaining life of the securities. Expected maturities differ from contractual maturities reflecting borrowers' rights to call or prepay their obligations.



                                               ESTIMATED
                                 AMORTIZED        FAIR
           MATURITY                 COST         VALUE
------------------------------  ------------  ------------
Due in one year or less.......  $    478,095  $    478,852
Due after one year through
 five years...................       622,805       623,105
Due after five years through
 ten years....................       259,479       265,681
Due after ten years...........        56,195        56,915
                                ------------  ------------
  Total.......................  $  1,416,574  $  1,424,553



    Proceeds from sales of investments in bonds and short-term investments during 1996, 1995 and 1994 were $668,078, $313,961 and $117,912, respectively, resulting in gross realized gains of $3,675, $1,419 and $518, respectively, and gross realized losses of $919, $1,263 and $619, respectively, before transfers to IMR. The Company had realized gains of $52 during 1995 from a capital gain distribution.



(H) FAIR VALUE OF FINANCIAL INSTRUMENTS
   BALANCE SHEET ITEMS (IN MILLIONS):



                                  1996                    1995
                         ----------------------  ----------------------
                          CARRYING      FAIR      CARRYING      FAIR
                           AMOUNT       VALUE      AMOUNT       VALUE
                         -----------  ---------  -----------  ---------
Assets
  Bonds and short-term
   investments.........   $   1,417   $   1,425   $   1,366   $   1,386
  Common stocks........          45          45          40          40
  Policy loans.........          29          29          23          23
  Other invested
   assets..............           3           3          13          13
Liabilities
  Liabilities on
   investment
   contracts...........   $   1,245   $   1,191   $   1,031   $     981



    The carrying amounts for policy loans approximates fair value. The liabilities are determined by forecasting future cash flows and discounting the forecasted cash flows at current market rates.



---------------------------------------------------

 3. RELATED PARTY TRANSACTIONS


    Transactions between the Company and its affiliates within The Hartford relate principally to tax settlements, reinsurance, service fees, capital contributions and payments of dividends.



    On June 30, 1995, the assets of Lyndon Insurance Company were contributed to ILA. As a result, ILA received approximately $365 million in bonds and short-term investments, common stocks and cash, $28 million in policy reserves, $187 million of current tax liability, $26 million in IMR, $8 million in AVR (offset by an aggregate write-in to surplus), and $4 million of other liabilities. The assets in excess of liabilities of $112 million were recorded as an increase to paid-in surplus.



    For additional information, see Note 5.



---------------------------------------------------

 4. FEDERAL INCOME TAXES


    The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain adjustments, generally will be determined as though the Company were to file separate federal, state and local income tax returns.



    As long as The Hartford continues to beneficially own, directly or indirectly, at least 80% of the combined voting power and 80% of the value of the outstanding capital stock of Hartford Life, the Company will be included for Federal income tax purposes in the consolidated group of which The Hartford is the common parent. It is the current intention of The Hartford and its subsidiaries to continue to file a single consolidated Federal income tax return. The Company will continue to remit (receive from) The Hartford a current income tax provision (benefit) computed in accordance with such tax sharing agreement. Federal income taxes paid by the Company were $29,792, $215,921 and $20,538 in 1996, 1995 and 1994, respectively. The effective tax rate was 22%, 25% and 92% in 1996, 1995 and 1994, respectively. The following schedule provides a reconciliation of the tax provision at the U.S. Federal Statutory rate to Federal income tax expense (in millions).



                                                     1996       1995        1994
                                                   ---------  ---------     -----
Tax provision at U.S. Federal statutory rate.....  $      30  $      20   $       9
Tax deferred acquisition costs...................         27          8           8
Statutory to tax reserve differences.............         --          3           5
Unrealized (gain)/loss on separate accounts......        (21)       (13)          2
Investments and other............................        (17)        (4)         --
                                                   ---------  ---------         ---
Federal income tax expense.......................  $      19  $      14   $      24
                                                   ---------  ---------         ---
                                                   ---------  ---------         ---



---------------------------------------------------

 5. CAPITAL AND SURPLUS AND SHAREHOLDER
   DIVIDEND RESTRICTIONS


    The maximum amount of dividends which can be paid, without prior approval, by State of Connecticut insurance companies to shareholders is subject to restrictions relating to statutory surplus. Dividends are paid as determined by the Board of Directors and are not cumulative. No dividends were paid in 1996 or 1994. ILA paid dividends of $10 million to its parent, HLIC, in 1995. As a result of the Distribution by ITT, the assets of ITT Lyndon Insurance

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


Company (Lyndon) were contributed to ILA in June 1995. Substantially all the business was removed from Lyndon prior to the contribution. The amount of assets which exceeded liabilities at the contribution date ($112 million) was included in paid-in surplus.



---------------------------------------------------

 6. PENSION PLANS AND OTHER POST-RETIREMENT
   AND POST-EMPLOYMENT BENEFITS


    The Company's employees are included in The Hartford's non-contributory defined benefit pension plans. These plans provide pension benefits that are based on years of service and the employee's compensation during the last ten years of employment. The Company's funding policy is to contribute annually an amount between the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974 and the maximum amount that can be deducted for Federal income tax purposes. Generally, pension costs are funded through the purchase of HLIC's group pension contracts. Pension expense was $358, $1,034, and $1,211 in 1996, 1995 and 1994, respectively. Liabilities for the plan are held by The Hartford.



    The Company also participates in The Hartford's Investment and Savings Plan, which includes a deferred compensation option under IRC section 401(k) and an ESOP allocation under IRC section 404(k). The liabilities for these plans are included in the financial statements of The Hartford. The cost to ILA was not material in 1996, 1995 and 1994.



    The Company's employees are included in The Hartford's contributory defined health care and life insurance benefit plans. These plans provide health care and life insurance benefits for retired employees. Substantially all employees may become eligible for those benefits if they reach normal or early retirement age while still working for the Company. The Company has prefunded a portion of the health care and life insurance obligations through trust funds where such prefunding can be accomplished on a tax effective basis. Amounts allocated by The Hartford for post-retirement health care and life insurance benefits expense (not including provisions for accrual of post-retirement benefit obligations) are immaterial. The assumed rate of future increases in the per capita cost of health care (the health care trend rate) was 9.3% for 1996, decreasing ratably to 6% in the year 2001. Increasing the health care trend rates by one percent per year would have an immaterial impact on the accumulated post-retirement benefit obligation and the annual expense. The cost to ILA was not material in 1996, 1995 and 1994.



    Post-employment benefits are primarily comprised of obligations to provide medical and life insurance to employees on long-term disability. Post-employment benefit expense was not material in 1996, 1995 and 1994.



---------------------------------------------------

 7. REINSURANCE


    The Company cedes insurance to non-affiliated insurers in order to limit its maximum loss. Such transfer does not relieve ILA of its primary liability. ILA also assumes insurance from other insurers.



    Life insurance net retained premiums were comprised of the following:



                                       1996        1995        1994
                                    ----------  ----------  ----------
Direct premiums...................  $  226,612  $  159,918  $  133,180
Premiums assumed..................      33,817      13,299         960
Premiums ceded....................     (10,185)     (7,425)    308,033
                                    ----------  ----------  ----------
Premiums and annuity
 considerations...................  $  250,244  $  165,792  $  442,173
                                    ----------  ----------  ----------
                                    ----------  ----------  ----------



    The Company ceded to a third party, on a modified coinsurance basis, 80% of the variable annuity business written in 1994. The ceded business includes both general and separate account liabilities. As a result of the agreement, in December 1994, ILA transferred approximately $1,352 million in assets and liabilities. The financial impact of the cession was an increase of approximately $15 million to net income and surplus in 1994.



    In November 1994, the Company ceded, on a modified coinsurance basis, 30% of the separate account variable annuity business distributed by Paine Webber to Paine Webber Life Insurance Company ("PWLIC"). As a result of the agreement, ILA transferred approximately $24 million in assets and liabilities to PWLIC. The financial impact of the cession was an increase of approximately $765 to net income and surplus in 1994.



    In October 1994, the agreement, effective December 1990, which required ILA to coinsure 90% of all existing and new business, excluding variable annuity business, written by the Company to HLIC, was terminated. As a result of the termination, ILA received approximately $430 million in assets and liabilities from HLIC. The impact of the transaction was a decrease of approximately $15 million to net income and surplus in 1994.



    In November 1993, ILA acquired, through an assumption reinsurance transaction, substantially all of the individual fixed and variable annuity business of Hartford Life and Accident, an affiliate. As a result of this transaction, the assets and liabilities of the Company increased approximately $1 billion, substantially all of which was transferred to the separate accounts of the Company. The remaining assets and liabilities (approximately $41 million) were transferred in October 1995. The impact of these transactions on net income and surplus was not significant.

                                 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


---------------------------------------------------

 8. SEPARATE ACCOUNTS


    The Company maintains separate account assets and liabilities totaling $14.6 billion and $7.3 billion at December 31, 1996 and 1995, respectively. Separate account assets are reported at fair value and separate account liabilities are determined in accordance with CARVM, which approximates the market value less applicable surrender charges. Separate account assets are segregated from other investments, the policyholder assumes the investment risk, and the investment income and gains and losses accrue directly to the policyholder. Separate account management fees, net of minimum guarantees, were $144 million, $72 million and $42 million in 1996, 1995 and 1994, respectively, and are recorded as a component of other revenues on the Statutory Basis Statements of Income.



---------------------------------------------------

 9. COMMITMENTS AND CONTINGENCIES


    As of December 31, 1996 and 1995, the Company had no material contingent liabilities, nor had the Company committed any surplus funds for any contingent liabilities or arrangements. The Company is involved in various legal actions which have arisen in the normal course of its business. In the opinion of management, the ultimate liability with respect to such lawsuits as well as other contingencies is not considered to be material in relation to the results of operations and financial position of the Company.



    Under insurance guaranty laws in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The amount of any future assessments on ILA under these laws cannot be reasonably estimated. Most of the laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength. Additionally, guaranty fund assessments are used to reduce state premium taxes paid by the Company in certain states. ILA paid guaranty fund assessments of $1,262, $1,684 and $583 in 1996, 1995 and 1994,
respectively. ILA incurred guaranteed fund expense of $548, $0 and $0 in 1996, 1995 and 1994, respectively.

                                   PART II


                     CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

      The facing sheet.

      The prospectus consisting of 64 pages.

      The undertaking to file reports.

      The Rule 484 undertaking.

      The signatures.

(1) The following exhibits included herewith correspond to those required by paragraph A of the instructions for exhibits to Form N-8B-2.

      (A1) Resolution of Board of Directors of ITT Hartford Life and Annuity Insurance Company ("Hartford") authorizing the establishment of the Separate Account. (1)

      (A2)   Not applicable.

      (A3a)  Principal Underwriting Agreement. (1)

      (A3b)  Form of Selling Agreements. (2)

      (A3c)  Not Applicable.

      (A4)   Not Applicable.

      (A5) Form of Certificate for Group Flexible Premium Variable Life Insurance Policy. (1)

      (A6a)  Charter of Hartford.

      (A6b)  Bylaws of Hartford. (2)

      (A7)   Not Applicable.

------------------------
       (1) Incorporated by reference to the Initial Submission to the Registration Statement File No. 33-63731, filed on October 30, 1995.

       (2) Incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement File No. 33-63731, filed on May 21, 1996.

      (A8)   Not Applicable.

      (A9)   Not Applicable.

      (A10) Form of Enrollment Form for Certificate Issued Under Group Flexible Premium Variable Life Insurance Policies. (1)

      (A11)  Memorandum describing transfer and redemption procedures. (1)

(2)   Opinion and Counsel of Lynda Godkin, General Counsel.

(3) No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

(4)   Not applicable.

(5)   Opinion and Consent of Pauline Gyllenhammer, ASA, MAAA.

(6)   Consent of Arthur Andersen LLP, Independent Public Accountants.

(7)   Power of Attorney.



33-63731
IHLA/ICMG Reg Var Life

                 REPRESENTATION OF REASONABLENESS OF FEES

ITT Hartford Life and Annuity Insurance Company ("Hartford") hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

UNDERTAKINGS AND REPRESENTATIONS AS REQUIRED BY RULE 6e-3(T)

1. ICMG Registered Variable Life Separate Account One meets the definition of "Separate Account" under Rule 6e-3(T).

2. Hartford undertakes to keep and make available to the Commission upon request any documents used to support the any representation in as to the reasonableness of fees.

UNDERTAKING ON INDEMNIFICATION

Article VIII of the Bylaws of ITT Hartford Life and Annuity Insurance Company, a Connecticut corporation, provides for indemnification of its officers, directors and employees as follows:

Section 1. No person shall be liable to the Company for any loss or damage suffered by it on account of any action taken or omitted to be taken by him as director or officer of the Company, or of any other company, partnership, joint venture, trust or other enterprise for which he serves as a director, officer or employee at the request of the Company, in good faith, if such person (a) exercised and used the same degree of care and skill as a prudent man would have exercised or used under the circumstances in the conduct of his own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the Company or upon statements made or information furnished by officers or employees of the Company which he had reasonable grounds to believe to be true. The foregoing shall not be exclusive of other rights and defenses to which he may be entitled as a matter of law.

Section 2. The Company shall indemnify any person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, (other than one by or in the right of the Company) by reason of the fact that he is or was a director, officer or employee of the company , or is or was serving at the request of the Company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonable y incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonable believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall no, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding had reasonable cause to believe that his conduct was unlawful.

Section 3. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer or employee of the Company, or is or was serving at the request of the Company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability and in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.

Section 4. Expenses, including attorneys' fees, incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of such action, suit or proceeding, upon receipt of any undertaking by or on behalf of the director or employee to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Company as authorized hereby.

Section 5. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any statute, bylaw, agreement, vote of shareholders or of disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant, pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and attested, all in the city of Simsbury, and the State of Connecticut on the 10th day of April, 1997.

                                       ITT HARTFORD LIFE AND ANNUITY INSURANCE
                                       COMPANY ICMG REGISTERED VARIABLE LIFE
                                       SEPARATE ACCOUNT ONE
                                       (Registrant)

                                       By:  /s/ Gregory A. Boyko
                                           ------------------------------------
                                           Gregory A. Boyko,
                                           Vice President and Controller

                                       ITT HARTFORD LIFE AND ANNUITY INSURANCE
                                       COMPANY
                                       (Depositor)

                                       By:  /s/ Gregory A. Boyko
                                           ------------------------------------
                                           Gregory A. Boyko,
                                           Vice President and Controller

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

Bruce D. Gardner, Director *
Joseph H. Gareau, Executive Vice
  President and Chief Investment
  Officer, Director *
Thomas M. Marra, Senior Vice           *By:  /s/ Lynda Godkin
  President, Director *                     -----------------------------------
Lowndes A. Smith, President,                   Lynda Godkin
  Chief Operating Officer,                     Attorney-In-Fact
  Director *
Lizabeth H. Zlatkus, Vice President    Dated:  April 10, 1997
  Director *                                  ---------------------------------

(ICMG VUL)

                                 EXHIBIT INDEX


(1)(A6a) Charter of Hartford.

(2)      Opinion and Consent of Lynda Godkin, General Counsel and Secretary.

(5)      Opinion and Consent of Pauline Gyllenhammer, ASA, MAAA.

(6)      Consent of Arthur Andersen LLP.

(7)      Copy of Power of Attorney.